Filed pursuant to Rule 497(e)
                                                    File Nos. 33-19229; 811-5430

                                  SSgA FUNDS
                            One International Place
                          Boston, Massachusetts 02110
                                1-800-997-7327
                               www.ssgafunds.com


          Money Market                 Growth and Income               Emerging Markets

           Yield Plus                    S&P 500 Index               Active International

          Intermediate                   Matrix Equity               International Growth
                                                                        Opportunities
          Bond Market                      Small Cap
                                   (Closed to new investors)        Life Solutions Income
        High Yield Bond                                                   and Growth
                                         Special Equity
                                                                   Life Solutions Balanced
                                     Tuckerman Active REIT
                                                                    Life Solutions Growth
                                       Aggressive Equity

                                           IAM SHARES


As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.



                      PROSPECTUS DATED DECEMBER 17, 1999
                   (AS SUPPLEMENTED THROUGH AUGUST 16, 2000)

                               TABLE OF CONTENTS


                                                                                      Page
                                                                                      -----
Investment Strategies and Principal Risks ............................................    3
 Investment Objectives and Principal Investment Strategies ...........................    3
 Principal Risks .....................................................................    8
 Risk and Return .....................................................................   12
Fees and Expenses of the Fund ........................................................   18
Management of the Fund ...............................................................   21
 Portfolio Management ................................................................   21
Additional Information about the Funds' Objectives, Investment Strategies and Risks ..   23
Shareholder Information ..............................................................   29
 Purchase of Fund Shares .............................................................   29
 Redemption of Fund Shares ...........................................................   31
 Distribution Services and Shareholder Servicing Arrangements ........................   33
 Pricing of Fund Shares ..............................................................   33
 Dividends and Distributions .........................................................   34
 Taxes ...............................................................................   35
Information Regarding Standard & Poor's Corporation ..................................   36
Financial Highlights .................................................................   37
 Money Market Fund ...................................................................   37
 Yield Plus Fund .....................................................................   38
 Intermediate Fund ...................................................................   39
 Bond Market Fund ....................................................................   40
 High Yield Bond Fund ................................................................   41
 Growth and Income Fund ..............................................................   42
 S&P 500 Index Fund ..................................................................   43
 Matrix Equity Fund ..................................................................   44
 Small Cap Fund ......................................................................   45
 Special Equity Fund .................................................................   46
 Tuckerman Active REIT Fund ..........................................................   47
 Aggressive Equity Fund ..............................................................   48
 IAM SHARES Fund .....................................................................   49
 Emerging Markets Fund ...............................................................   50
 Active International Fund ...........................................................   51
 International Growth Opportunities Fund .............................................   52
 Life Solutions Income and Growth Fund ...............................................   53
 Life Solutions Balanced Fund ........................................................   54
 Life Solutions Growth Fund ..........................................................   55
Additional Information about the SSgA Funds .......................................... Back Cover

                             INVESTMENT STRATEGIES
                              AND PRINCIPAL RISKS

Through this prospectus, the SSgA Funds (the Investment Company) offers shares in the following separate funds (collectively, the Funds). All of the Funds are considered diversified as defined in the Investment Company Act of 1940 (the 1940 Act), except the SSgA Tuckerman Active REIT Fund:

o SSgA Money Market Fund ("Money Market Fund")
o SSgA Yield Plus Fund ("Yield Plus Fund")
o SSgA Intermediate Fund ("Intermediate Fund")
o SSgA Bond Market Fund ("Bond Market Fund")
o SSgA High Yield Bond Fund ("High Yield Bond Fund")
o SSgA Growth and Income Fund ("Growth and Income
  Fund")
o SSgA S&P 500 Index Fund ("S&P 500 Index Fund")
o SSgA Matrix Equity Fund ("Matrix Equity Fund")
o SSgA Small Cap Fund ("Small Cap Fund")1
o SSgA Special Equity Fund ("Special Equity Fund")
o SSgA Tuckerman Active REIT Fund ("Active REIT Fund")
o SSgA Aggressive Equity Fund ("Aggressive Equity Fund")
o SSgA IAM SHARES Fund ("IAM SHARES Fund")
o SSgA Emerging Markets Fund ("Emerging Markets Fund")
o SSgA Active International Fund ("Active International
  Fund")
o SSgA International Growth Opportunities Fund ("International Growth Opportunities Fund")
o SSgA Life Solutions Income and Growth Fund ("Income and
  Growth Fund")
o SSgA Life Solutions Balanced Fund ("Balanced Fund")
o SSgA Life Solutions Growth Fund ("Growth Fund")

As indicated below, some funds have a fundamental investment objective which may be changed only with the approval of a majority of the fund's shareholders as defined by the 1940 Act. Other funds have a nonfundamental investment objective which may be changed by the Board of Trustees without shareholder approval.

Investment Objectives and Principal Investment Strategies

Money Market Fund. The nonfundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds;
(2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

There are risks associated with these instruments, which are described in the section called Principal Risks.

The fund management team bases its decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market.

The Money Market Fund has obtained a money market fund rating of Am from Standard & Poor's. The Am rating indicates that the fund's safety is good and it has a sound capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance.

Yield Plus Fund. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

The fund is not a money market fund and the price of this fund may fluctuate.

The fund attempts to meet its objective by investing primarily in high-quality, dollar denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and other asset-backed securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the fund may invest in securities with higher levels of risk and different maturities.

The fund management team bases its decisions on the relative attractiveness of different sectors and issues which can vary depending on the general level of interest rates, market determined risk premiums, as well as supply/demand imbalances in the market. Risks associated with these investments are described in the Principal Risks section.

The Yield Plus Fund has obtained a credit quality rating of AA-f and a fund volatility rating of S1+ from Standard & Poor's. The fund is rated AA-f based on the creditworthiness of its assets and sound management and practices. The AA-f rating indicates the fund's holdings and counterparties provide "very strong protection" against losses from credit

-----------
(1) Effective August 31, 1998, the SSgA Small Cap Fund is closed to purchases by new investors except for purchases by eligible investors as described below.

    o Current shareholders of the SSgA Small Cap Fund may continue to add to the fund account.
    o Participants in 401(k) plans for which the SSgA Small Cap Fund is an option may continue to add to their fund account.
    o Participants in asset allocation programs sponsored by financial advisors may continue to add to their fund account.

defaults. A fund volatility rating of S1+ indicates an extremely low sensitivity to changing market conditions. To obtain such rating the fund may be required to adopt additional investment restrictions, which may affect the fund's performance.

Intermediate Fund. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

In pursuing this goal, the fund normally invests at least 65% of its total assets in investment grade debt instruments. Under these conditions, the fund may be 35% in high-quality, short-term securities and other securities.

The fund management team makes investment decisions to seek to match or exceed the return of the Lehman Brothers Intermediate Government/Corporate Bond (LBIGC) Index. The fund seeks to match the LBIGC Index's duration at all times while adding value through issue and sector selection. From the fixed-income securities including, but not limited to, those represented by the LBIGC Index, the fund management team considers interest rate trends to determine what types of bonds to invest in. Different securities are favored depending on the stability of interest rates. Fixed-income securities have risks explained in the Principal Risks section.

Bond Market Fund. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond (LBAB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 65% of its total assets in investment grade debt instruments. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may also invest up to 35% in derivative securities, including futures and options, interest rate exchange agreements and other swap agreements and collateralized mortgage obligations.

The fund management team makes investment decisions by seeking to match or exceed the return of the LBAB Index. The fund seeks to match the LBAB Index's duration at all times while adding value through issue and sector selection.

High Yield Bond Fund. The nonfundamental investment objective is to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers High Yield Bond (LBHYB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 65% of its total assets in high yield, high risk (non-investment grade) debt securities. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may invest in derivative securities, including futures and options, interest rate exchange agreements and other swap agreements and collateralized mortgage obligations.

Fund managers make investment decisions seeking to match or exceed the LBHYB Index by concentrating on industry allocation and securities selection, deciding on which industries to focus and which bonds to buy within these industries. In making individual security selections, the Advisor looks for securities that are undervalued.

Growth and Income Fund. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The fund's goal is to provide greater long-term returns than the overall US equity market without incurring greater risks than those commonly associated with investments in equity securities. The fund's portfolio strategy combines market economics with fundamental research. The Advisor begins by assessing current economic conditions and forecasting economic expectations. The industry sectors of the S&P 500 Index[RegTM] are examined to determine the sector's market capitalized weighting and to estimate the performance of each sector relative to the Index as a whole. A balance is determined for the portfolio, giving greater weight to market sectors that are expected to outperform the overall market. Stocks are then selected for each sector of the fund's portfolio based on the issuer's industry classification, the stock's historical sensitivity to changing economic events and conditions and an assessment of the stock's current valuation and prospects. Risks associated with equity securities are described in the Principal Risks section.

S&P 500 Index Fund. The fundamental investment objective is to seek to replicate the total return of the S&P 500 Index.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The fund intends to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. The Fund may also invest in futures and options. The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings.

To the extent that the fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the fund's performance and the performance of the

S&P 500 Index is anticipated in both rising and falling markets. The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 0.95, before deduction of fund expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the fund's performance to that of the S&P 500 Index will increase as the size of the fund increases.


Notwithstanding any investment strategy described below or any other applicable investment restriction, the fund may invest substantially all of its investable assets in a management investment company with substantially the same investment objectives, policies and restrictions as the fund.

In this structure, the fund will be a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving either cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.


Matrix Equity Fund. The fundamental investment objective is to provide total returns that exceed over time the S&P 500 Index through investment in equity securities.

Equity securities will be selected for the fund on the basis of a proprietary, systematic investment process. The fund management team employs an active equity strategy using bottom-up, quantitative stock selection from among the securities included in the S&P 500 Index based upon a multi-factor return forecasting model, coupled with risk-controlled, benchmark oriented portfolio construction. This structured and disciplined approach seeks to provide long-term total returns in excess of the S&P 500 Index over time.

Small Cap Fund. The nonfundamental investment objective is to maximize the total return through investment in equity securities; under normal market conditions, at least 65% of total assets will be invested in securities of smaller capitalized issuers.

The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies will include those stocks with market capitalization generally ranging in value from $50 million to $3 billion. Sector and industry weight are maintained at a similar level to that of the Russell 2000[RegTM] Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund will also use futures and options.

Equity securities will be selected for the fund on the basis of proprietary analytical models of the Advisor. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The risks of securities of smaller capitalized companies are described in Principal Risks.

Special Equity Fund. The nonfundamental investment objective is to maximize total return through investment in mid- and small capitalization US equity securities.

The fund will attempt to meets its objective through the active selection of equity securities based on fundamental analysis. The investment approach emphasizes bottom-up stock selection informed by a top-down macroeconomic outlook. The Advisor focuses on identifying high quality stocks with sustainable growth prospects, paying particular attention to changes in the rates of growth of individual companies' earnings. This emphasis on growth stock selection makes the fund subject to risks associated with stock selection and the skills of the investment management team.

Active REIT Fund. The nonfundamental investment objective is to provide income and capital growth by investing primarily in publicly traded securities of real estate companies. The fund will attempt to meet its objective through the active selection of Real Estate Investment Trust (REIT) securities, primarily from those securities in the Wilshire REIT Index[RegTM] and across different types and regions based on the fundamental research of the Advisor. REIT securities are investment of real estate investment trusts. REITs invest in underlying properties and may not have diversified holdings.

Aggressive Equity Fund. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

The investable universe is constructed using the Russell 3000[RegTM] Index. The universe is further restricted by keeping only those securities that have above average five-year earnings growth projections. All current holdings are then added to this universe to create an investable universe. Securities are then ranked using SSgA's proprietary growth and value measures. Each of these measures is combined to arrive at an overall sentiment for each security. Securities with aggressive five-year projections are subject to risks associated with rapid growth. The fund may invest in initial public offerings.

IAM SHARES Fund. The nonfundamental investment objective is to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (IAM companies).

The purpose of the IAM SHARES Fund is to provide an investment vehicle where the majority of holdings are securities of IAM companies. Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of IAM companies. As of the date of this prospectus, a universe of 342 IAM-represented companies was developed by the IAM. Based on the current model environment, nearly half of the 342 IAM-represented companies qualify as investments by this fund. All investments are publicly traded and sufficiently capitalized, and the current weighted average capitalization is $99.6 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment.

The fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM companies are diverse both geographically and by industry. The portfolio manager will rebalance the fund frequently in order to maintain its relative exposure to IAM companies, as well as to account for any changes to the universe of IAM companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index, therefore, the fund's returns will likely vary from the Index's returns.

Emerging Markets Fund. The fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Under normal circumstances, the fund will invest primarily in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the fund invests will be expanded over time as the stock markets in other countries evolve. Nearly all of the fund's assets will be invested in equity, and equity-like, securities concentrated in emerging market countries (i.e., typically over 85% but no less than 65%). Currently, the definition of an emerging market is that gross domestic product per capita is less than $10,000 per year. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if it exceeds this amount. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered. Risks of emerging markets are discussed in the Principal Risks section.

Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (IFCI) Index countries. As the IFCI Index introduces new emerging market countries, the fund will expand to gain exposure to new emerging countries.

Active International Fund. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The fund will attempt to meet its objective through the active selection of countries, currencies and securities. The fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index. Through the use of the Advisor's proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the MSCI EAFE Index.

International Growth Opportunities Fund. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The fund will attempt to meet its objective through the active selection of equity securities based on the fundamental analysis of companies and investment themes. The Advisor's investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index.

Life Solutions Funds. The Life Solutions Funds attempt to meet their objectives by investing in shares of various combinations of the Investment Company's portfolios (the Underlying Funds) described in this prospectus. The Investment Company believes that these combinations offer varying degrees of potential risk and reward. The Life Solutions Funds are designed primarily for tax-advantaged retirement accounts and other long-term investors. Each Life Solutions Fund's investment objective is nonfundamental:

Life Solutions Income and Growth Fund seeks income and, secondarily, long-term growth of capital.

Life Solutions Balanced Fund  seeks a balance of growth of capital and income.

Life Solutions Growth Fund  seeks long-term growth of capital.

The Life Solutions Funds are not designed as market timing vehicles, but rather as a simple approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the Life Solutions Funds based on their personal investment goals, risk tolerance and financial circumstances. The chart below illustrates the relative degree to which each Life Solutions Fund (compared to the other Life Solutions Funds) seeks to obtain capital appreciation, income and stability of principal, within the parameters of each of their investment objectives:


Life Solutions Fund   Capital Appreciation   Income   Volatility
--------------------- ---------------------- -------- -----------
Income and Growth     Low                    High     Low
Balanced              Medium                 Medium   Medium
Growth                High                   Low      High

In investing in the Underlying Funds, the Life Solutions Funds seek to maintain different allocations between classes of equity, international equity, fixed-income and short-term assets funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to attempt to optimize performance consistent with its investment objective. The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Life Solutions Fund. It also shows the weightings of each Underlying Fund as of August 31, 1999. Although the Underlying Funds invest primarily in securities within the asset class under which they are listed, they may also invest from time to time in other types of securities consistent with each of their investment objectives.



                  Asset
            Class/Underlying                   Income and
                  Fund                           Growth              Balanced             Growth
----------------------------------------   ------------------   -----------------   -----------------
 Range of Total Equities                         20-60%              40-80%             60-100%
                                                        Weightings in each Underlying Fund
                                                             as of August 31, 1999 (%)
US Equities
 S&P 500 Index Fund                               3.51                7.26               10.68
 Matrix Equity Fund                              15.63               23.96               32.57
 Small Cap Fund                                   4.43                6.08                8.25
 Growth and Income Fund                           0.00                0.00                0.00
 Special Equity Fund                              0.00                0.00                0.00
 Tuckerman Active REIT Fund                       0.00                0.00                0.00
 Aggressive Equity Fund                           2.24                3.39                4.79
 IAM SHARES Fund                                    --                  --                  --
 International Equities(1)                        0-15%               0-20%               0-25%
 Active International Fund                        9.05               13.23               17.74
 Emerging Markets Fund                            0.91                1.58                2.17
 International Growth
 Opportunities Fund                               0.00                0.00                0.00
 Range of Bonds                                  40-80%              20-60%               0-40%
 Bond Market Fund                                52.74               35.52               18.21
 Intermediate Fund                                3.33                3.82                2.36
 High Yield Bond Fund                             6.56                4.45                2.33
 SSgA Yield Plus Fund                             0.00                0.00                0.00
 Range of Short Term Assets                       0-20%               0-20%               0-20%
 SSgA Money Market Fund                           1.60                0.71                0.90
 SSgA US Government Money Market Fund(2)          0.00                0.00                0.00


------------------------
(1) International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.

(2) Information about the SSgA US Government Money Market Fund is contained in its prospectus, which you may obtain by calling (800) 647-7327 or by accessing the SSgA Funds online at www.ssgafunds.com.

The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees of the Investment Company and may be changed at any time by the Board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

The percentage allocation of a Life Solutions Fund's assets could from time to time deviate from its asset allocation range as a result of appreciation or depreciation of the shares of the Underlying Funds in which a Life Solutions Fund is invested. The Life Solutions Funds have adopted certain policies to reduce the likelihood of such an occurrence. First, the Advisor will rebalance each Life Solution Fund'sholdings at least quarterly, or more frequently as the Advisor determines is appropriate. Rebalancing is the process of bringing the asset allocation of a Life Solutions Fund back into alignment with its asset allocation range. In addition, the Advisor will not allocate any new investment dollars to any Underlying Fund in an asset class whose maximum percentage has been exceeded. Finally, the Advisor will allocate new investment dollars on a priority basis to Underlying Funds in any asset class whose minimum percentage has not been achieved.

Principal Risks

Investment in the funds, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in a fund. There can be no assurance that a fund will achieve its objective. An investment in a fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Each of the funds has risks associated with it, as shown in the matrix below. Following the matrix is a detailed description of each risk.


                                           Money    Yield                      Bond
                  Risk                    Market     Plus    Intermediate     Market
                  ----                    ------    -----    ------------     ------
Industry concentration                      X        X            X             X
Management                                  X        X            X             X
Market                                      X        X            X             X
Liquidity                                   X        X            X             X
Fixed-income securities                     X        X            X             X
Equity securities
IPOs
Securities of small cap companies
Securities of large cap companies
Non-investment grade fixed-income
 securities                                                       X             X
Asset-backed securities                     X        X            X             X
Instruments of US and foreign banks
 and branches and foreign corporations,
 including Yankee bonds                     X        X            X             X
Variable and floating rate securities       X        X            X             X
Derivatives                                          X            X             X
Mortgage-backed securities                           X            X             X
Interest rate risk                          X



                                          High Yield   Growth and
                  Risk                       Bond        Income       S&P 500         Matrix
                  ----                       ----        ------       -------         ------
Industry concentration                      X
Management                                  X            X             X              X
Market                                      X            X             X              X
Liquidity                                   X            X             X              X
Fixed-income securities                     X
Equity securities                                        X             X              X
IPOs                                                                                  X
Securities of small cap companies                        X                            X
Securities of large cap companies                        X             X              X
Non-investment grade fixed-income
 securities                                 X
Asset-backed securities                     X
Instruments of US and foreign banks
 and branches and foreign corporations,
 including Yankee bonds                     X
Variable and floating rate securities       X
Derivatives                                 X                         X               X
Mortgage-backed securities                  X
Interest rate risk

                                           Small        Special      Active        Agressive
                   Risk                     Cap         Equity        REIT           Equity
                   ----                    ------       -------     ------         ---------
Industry concentration                        X            X            X               X
Management                                    X            X            X               X
Market                                        X            X            X               X
Liquidity risk                                X            X            X               X
Fixed-income securities                       X                         X
Equity securities                             X            X            X               X
IPOs                                          X            X                            X
Securities of small cap companies             X            X            X               X
Securities of large cap companies                                       X               X
Non-investment grade fixed-income
 securities
International securities
Non-US debt securities
Analytical models                             X                                         X
Derivatives                                   X            X            X
Emerging market countries
Foreign currency and exchange rate

                                                                  International
                                             IAM       Emerging       Growth          Active
                   Risk                    SHARES       Markets   Opportunities   International
                   ----                    ------       -------   -------------   -------------
Industry concentration                        X
Management                                    X            X            X               X
Market                                        X            X            X               X
Liquidity risk                                X            X            X               X
Fixed-income securities                                    X            X               X
Equity securities                             X            X            X               X
IPOs                                          X                                         X
Securities of small cap companies             X            X
Securities of large cap companies             X            X            X
Non-investment grade fixed-income
 securities                                                X            X               X
International securities                                   X            X               X
Non-US debt securities                                     X            X               X
Analytical models                             X            X                            X
Derivatives                                                X            X               X
Emerging market countries                                  X            X               X
Foreign currency and exchange rate                         X            X               X

Other risks:

Non-diversified fund (Active REIT Fund). The top five holdings in the Active REIT Fund portfolio may comprise up to 40% of the fund's total assets. This investment weighting would cause the fund to be subject to risks associated with a non-diversified mutual fund. To the extent the Active REIT Fund chooses to give greater weight to securities of any single issuer, developments affecting that issuer are likely to have a greater impact on the fund's share price. Similarly, to the extent the fund chooses to invest in fewer issuers, the fund's ability to achieve its investment objective will depend on investment performance of a relatively smaller group of issuers.

REITS (Active REIT Fund). REITs (real estate investment trusts) may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of any credit extended. Moreover, the underlying portfolios of REITs may not be diversified, and therefore are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to either qualify for tax-free pass through of income under federal tax laws or to maintain their exemption from certain federal securities laws.

Real Estate Securities (Active REIT Fund). Just as real estate values go up and down, companies involved in the industry, and in which a fund invests, also fluctuate. Such a fund is subject to risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks. Values of companies involved in the real estate industry can fluctuate with the value of the real estate and as a result can be subject to some of the same risks as a direct real estate investment.

Investments in the Underlying Funds (Life Solutions Funds). The investments of each Life Solutions Fund are concentrated in the Underlying Funds, so each Life Solutions Fund's investment performance is directly related to the investment performance of the Underlying Funds that it holds. The ability of each Life Solutions Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives and to the allocation among the Underlying Funds by the Advisor. There can be no assurance that the investment objective of any Life Solutions Fund or Underlying Fund will be achieved.

Affiliated Persons (Life Solutions Funds). SSgA and the officers and trustees of the Life Solutions Funds also serve as investment advisor, officers and trustees, respectively, of the Underlying Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Life Solutions Funds and the Underlying Funds. The trustees believe they have structured the Life Solutions Funds to avoid these concerns. If a situation arises that may result in a conflict, the trustees and officers of the Life Solutions Funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

Investment Practices of Underlying Funds (Life Solutions Funds). In addition to their principal investments, certain Underlying Funds may invest a portion of their assets in foreign securities; enter into forward currency transactions; lend their portfolio securities, enter into stock index, interest rate and currency futures contracts, and options on such contracts; engage in options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase or reverse repurchase agreements; borrow money; and engage in various other investment practices. All Life Solutions Funds may invest in Underlying Funds that in turn invest in securities of international or emerging markets and thus are subject to additional risks of these investments, including changes in foreign currency exchange rates and political risk.


Investments in the Other Investment Company Funds (S&P 500 Index Fund). The investments of the fund may be concentrated in the shares of another investment company with substantially the same investment objectives, policies and restrictions as the fund. In that case, the fund's investment performance is directly related to the investment performance of the investment company shares that it holds (the "Master Fund"). The ability of the fund to meet its investment objective is directly related to the ability of the Master Fund to meet its objective. There can be no assurance that the investment objective of the fund or the Master Fund will be achieved.

Affiliated Persons (S&P 500 Index Fund). SSgA and the officers and trustees of the fund also serve as investment advisor, officers and trustees, respectively, of the Master Fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the fund and the Master Fund. The Trustees believe they have structured the fund to avoid these concerns. If a situation arises that may result in a conflict, the Trustees and officers of the fund will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.


Index Correlation (S&P 500 Index Fund). The fund's ability to achieve significant correlation between fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The fund's management team will monitor correlation. Should the fund fail to achieve an appropriate level of correlation, Advisor will report to the Board of Trustees, which will consider alternative arrangements.

Information regarding Year 2000 applicable to the SSgA Funds:

The SSgA Funds' operations depend on the smooth functioning of its service providers' computer systems. The Funds and its shareholders could be adversely affected if those computer systems do not properly process and calculate date-related information on or after January 1, 2000. If such an event occurred, the value of the issuer's securities could be reduced.

Many computer software systems in use today cannot distinguish between the year 2000 and the year 1900. Although year 2000 related computer problems could have a negative effect on the SSgA Funds and its shareholders, the service providers have advised the Funds that they are working to avoid such problems and expect all systems to be adapted in time for the event. Because it is the obligation of those service providers to ensure the proper functioning of their computer systems, the Funds do not expect to incur any material expense in connection with year 2000 preparations.

A fund that invests significantly in non-US issuers may be exposed to a higher degree of risk from year 2000 issues than other funds. It is generally believed that non-US governments and issuers are less prepared for year 2000 related contingencies than the US government and US-based issuers, which could result in a more significant diminution in value of non-US issuer's securities on or after January 1, 2000. This risk applies particularly to the Emerging Markets, Active International and International Growth Opportunities Funds.

Descriptions of Risks:

Industry Concentration Risk. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the funds may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

Interest Rate Risk. The risk that when interest rates increase, securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

Management Risk. The risk that a strategy used by the Advisor may fail to produce the intended results.

Market Risk. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

Liquidity Risk. The risk that a fund will not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Fixed-income Securities. Prices of fixed-income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration, but would reduce its value by approximately fifteen dollars if it had a 15-year duration. There is also a risk that one or more of the securities will be downgraded in credit rating or go into default. Lower-rated bonds generally have higher credit risks. These securities are subject to other risks including:

   o Credit/Default Risk--the risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions. With respect to equity securities purchased by the Emerging Markets Fund certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These foreign government pooled vehicles are also subject to risks. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Initial Public Offerings (IPOs). Performance of a fund may be impacted by a fund's holdings of IPOs. Because an IPO is an equity security that is new to the public market, the value of IPOs can fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments.

Securities of Small Capitalization Companies. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result their performance can be more volatile which could increase the volatility of the fund's portfolio.

Securities of Large Capitalization Companies. A fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Non-Investment Grade Fixed-Income Securities. Although lower-rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks. They are especially subject to:

o Adverse changes in general economic conditions and in the industries in which their issuers are engaged;

o  Changes in the financial condition of their issuers; and

o  Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default.

Asset-Backed Securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.

International Securities. A fund's return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Foreign markets, economies and political systems may be less stable than US markets, and changes in exchange rates of foreign currencies can affect the value of a fund's foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the US and there may be less public information available about foreign companies.

Non-US Debt Securities. A fund's foreign debt securities are typically obligations of sovereign governments. These securities are particularly subject to a risk of default from political instability and fluctuations in exchange rates. Significant emerging market debt is considered non-investment grade.

Emerging Market Countries. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which have less stability than those of more developed countries. Emerging market securities are subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures.

Instruments of US and Foreign Banks and Branches and Foreign Corporations, Including Yankee Bonds. Non-US corporations and banks issuing dollar denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a non-US corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

Foreign Currency and Exchange Rate. A fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms. Price spread on currency exchange (to cover service charges) may be incurred, particularly when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country. Because a fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Analytical Models. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting undervalued stocks.

Derivatives. There are certain investment risks in using derivatives, such as futures contracts, options on futures, interest rate swaps and structured notes, as a hedging technique. If a fund incorrectly forecasts interest rates in using derivatives, a fund could lose money. Price movements of a futures contract, option or structured notes may not be identical to price movements of portfolio securities or a securities index, resulting in the risk that, when a fund buys a futures contract or option as a hedge, the hedge may not be completely effective. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

Mortgage-Backed Securities.

o Prepayment Risk--The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from these which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to majority and market value. Conversely, if a fund purchased mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values.

o Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

o Extension Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a fund will also suffer from the inability to invest in higher yielding securities.

Risk and Return

The following bar charts illustrate the risks of investing in each fund by showing changes in a fund's performance from year to year over the life of the fund. The accompanying tables further illustrate the risks of investing in a fund by showing how the fund's average annual returns for 1, 5 and 10 years (or, if less, since a fund's inception) compare to the returns of a broad-based securities market index.

How a fund has performed in the past is not necessarily an indication of how it will perform in the future.


[PLOT POINTS FOR BAR CHART]

Annual Total Returns -- Money Market


1989             9.29%
1990             8.28%
1991             6.28%
1992             3.91%
1993             3.09%
1994             3.99%
1995             5.76%
1996             5.21%
1997             5.37%
1998             5.30%


[END PLOT POINTS]

Best Quarter -- June 30, 1989: 2.36%
Worst Quarter -- December 31, 1993: 0.74%
Current Fiscal Quarter -- August 31, 1999: 1.19%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index.


                         Average Annual Total Returns
                   For the Periods Ended December 31, 1998:

                               1 Year      5 Years     10 Years
                             ----------   ---------   ---------
Money Market Fund              5.30%        5.12%       5.63%
Salomon Smith Barney
   3-month Treasury bill       5.05%        5.10%       5.44%
Lipper Average Money
   Market Funds                4.85%        4.78%       5.22%

                                 7-Day Yields
                    For the Period Ended December 31, 1998:

                       Current     Effective
                      ---------   ----------
Money Market Fund       4.84%        4.96%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

[PLOT POINTS FOR BAR CHART]

Annual Total Returns -- Yield Plus


1993             3.44%
1994             4.10%
1995             6.56%
1996             5.48%
1997             5.54%
1998             4.83%


[END PLOT POINTS]


Best Quarter -- March 31, 1995: 1.78%
Worst Quarter -- September 30, 1993: 0.71%
Current Fiscal Quarter -- August 31, 1999: 0.88%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.


                         Average Annual Total Returns
                   For the Periods Ended December 31, 1998:

                        1 Year       5 Years     Inception
                       ----------   ---------   ----------
Yield Plus Fund            4.83%       5.30%        4.96%
LIBOR 90-day Index         5.52%       5.53%        5.12%

                                 30-Day Yields
                    For the Period Ended December 31, 1998:

                                                    Current
                                                   ----------
Yield Plus Fund                                       5.28%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.


[PLOT POINTS FOR BAR CHART]

Annual Total Returns -- Intermediate


1994             -4.43%
1995             16.66%
1996              3.69%
1997              7.44%
1998              7.93%


[END PLOT POINTS]


Best Quarter -- June 30, 1995: 5.57%
Worst Quarter -- March 31, 1994: (3.14%)
Current Fiscal Quarter -- August 31, 1999: (0.33%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.


                         Average Annual Total Returns
                   For the Periods Ended December 31, 1998:

                               1 Year      5 Years     Inception
                             ----------   ---------   ----------
Intermediate Fund               7.93%       6.04%        5.52%
Lehman Bros. Intermediate
   Government Corporate         8.44%       6.60%        6.29%

                                 30-Day Yields
                    For the Period Ended December 31, 1998:

                                                        Current
                                                      ----------
Intermediate Fund                                        4.74%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

[PLOT POINTS FOR BAR CHART]

Annual Total Returns -- Bond Market


1997             8.93%
1998             8.36%


[END PLOT POINTS]

Best Quarter -- September 30, 1998: 4.19%
Worst Quarter -- March 31, 1997: (0.53%)
Current Fiscal Quarter -- August 31, 1999: (1.16%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year and since the fund's inception compare to the returns of a broad-based securities market index.


                         Average Annual Total Returns
                   For the Periods Ended December 31, 1998:

                                        1 Year      Inception
                                      ----------   ----------
Bond Market Fund                         8.36%        6.73%
Lehman Bros. Aggregate Bond Index        8.69%        7.26%

                                 30-Day Yields
                    For the Period Ended December 31, 1998:

                                                     Current
                                                    ----------
Bond Market Fund                                     5.58%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.


                  Annual Total Returns--High Yield Bond Fund


The High Yield Bond Fund has not been in existence for a full calendar year. Therefore, performance information is not available. The prospectus will be updated when information is available. This fund began operating in May 1998.


Best Quarter -- December 31, 1998: 4.36%
Worst Quarter -- September 30, 1998: 0.33%
Current Fiscal Quarter -- August 31, 1999: 0.0%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns since the fund's inception compare to the returns of a broad-based securities market index.

                         Average Annual Total Returns
                   For the Periods Ended December 31, 1998:

                                       1 Year      Inception
                                       --------   ------------
High Yield Bond Fund                     --          6.19%
Lehman Bros. High Yield Bond Index       --         (1.83%)

                                 30-Day Yields
                    For the Period Ended December 31, 1998:

                                                   Current
                                                  ----------
High Yield Bond Fund                               7.75%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.


[PLOT POINTS FOR BAR CHART]

Annual Total Returns -- Growth and Income


1994             -0.26%
1995             28.62%
1996             21.43%
1997             37.64%
1998             34.74%


[END PLOT POINTS]


Best Quarter--December 31, 1998: 23.77%
Worst Quarter--September 30, 1998: (8.12%)
Current Fiscal Quarter -- August 31, 1999: (0.40%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.


                         Average Annual Total Returns
                   For the Periods Ended December 31, 1998:

                           1 Year        5 Years       Inception
                           -----------   -----------   ----------
Growth and Income Fund       34.74%        23.64%        22.30%
S&P 500[RegTM] Index         28.58%        24.06%        22.75%

[PLOT POINTS FOR BAR CHART]

Annual Total Returns -- S&P 500 Index


1993              9.61%
1994              1.30%
1995             37.02%
1996             22.65%
1997             33.10%
1998             28.35%


[END PLOT POINTS]

Best Quarter -- December 31, 1998: 21.24%
Worst Quarter--September 30, 1998: (9.97%)
Current Fiscal Quarter -- August 31, 1999: 1.71%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.


                         Average Annual Total Returns
                   For the Periods Ended December 31, 1998:

                         1 Year        5 Years     Inception
                       -----------   -----------   ----------
S&P 500 Index Fund       28.35%        23.80%        21.32%
S&P 500 Index            28.58%        24.06%        21.62%

[PLOT POINTS FOR BAR CHART]

Annual Total Returns -- Matrix Equity


1993             16.30%
1994             -0.40%
1995             28.17%
1996             23.68%
1997             34.23%
1998             21.71%


[END PLOT POINTS]
Best Quarter -- December 31, 1998: 22.35%
Worst Quarter--September 30, 1998 (13.89%)
Current Fiscal Quarter -- August 31, 1999: 2.89%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.

                         Average Annual Total Returns
                   For the Periods Ended December 31, 1998:

                        1 Year        5 Years       Inception
                       -----------   -----------   ----------
Matrix Equity Fund       21.71%        20.87%        19.15%
S&P 500 Index            28.58%        24.06%        20.52%

[PLOT POINTS FOR BAR CHART]

Annual Total Returns -- Small Cap


1993             12.96%
1994             -0.95%
1995             41.83%
1996             28.79%
1997             23.60%
1998             -7.55%


[END PLOT POINTS]


Best Quarter--December 31, 1998: 19.66%
Worst Quarter--September 30, 1998: (27.21%)
Current Fiscal Quarter -- August 31, 1999: 1.89%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.


                         Average Annual Total Returns
                   For the Periods Ended December 31, 1998:

                                 1 Year        5 Years     Inception
                              ------------   -----------   ----------
Small Cap Fund                   (7.55%)        15.63%        16.29%
Russell 2000[RegTM] Index        (2.55%)        11.86%        14.87%

Annual Total Returns--Special Equity Fund

The Special Equity Fund has not been in existence for a full calendar year. Therefore, performance information is not available. The prospectus will be updated when information is available. This fund began operating in May 1998.


Best Quarter -- December 31, 1998: 21.70%
Worst Quarter -- September 30, 1998: (21.42%)
Current Fiscal Quarter -- August 31, 1999: 9.43%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns since the fund's inception compare to the returns of a broad-based securities market index.


                         Average Annual Total Returns
                   For the Periods Ended December 31, 1998:

                                               1 Year     Inception
                                               --------   ------------
Special Equity Fund                              --          (8.48%)
Russell Special Small Company[RegTM] Index       --          (3.37%)

Annual Total Returns--Tuckerman Active REIT Fund

The Tuckerman Active REIT Fund has not been in existence for a full calendar year. Therefore, performance information is not available. The prospectus will be updated when information is available. This fund began operating in May 1998.

Best Quarter -- December 31, 1998: (0.68%)
Worst Quarter -- September 30, 1998: (11.58%)
Current Fiscal Quarter -- August 31, 1999: (6.02%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns since the fund's inception compare to the returns of a broad-based securities market index.


                         Average Annual Total Returns
                   For the Periods Ended December 31, 1998:

                        1 Year     Inception
                        --------  -----------
Active REIT Fund          --        (14.23%)
Wilshire REIT Index       --         (8.93%)

Annual Total Returns--Aggressive Equity Fund

The Aggressive Equity Fund has not been in existence for a full calendar year. Therefore, performance information is not available. The prospectus will be updated when information is available. This fund began operating in December 1998.


Annual Total Returns--IAM SHARES Fund

The IAM SHARES Fund has not been in existence for a full calendar year. Therefore, performance information is not available. The prospectus will be updated when information is available. This fund began operating in June 1999.


[PLOT POINTS FOR BAR CHART]

Annual Total Returns -- Emerging Markets


1995              -7.89%
1996              14.88%
1997              -8.81%
1998             -15.94%


[END PLOT POINTS]

Best Quarter -- September 30, 1994: 29.65%
Worst Quarter -- December 31, 1997: (21.41%)
Current Fiscal Quarter -- August 31, 1999: 10.09%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year and since the fund's inception compare to the returns of a broad-based securities market index.

                         Average Annual Total Returns
                   For the Periods Ended December 31, 1998:

                                      1 Year        Inception
                                   -------------   ------------
Emerging Markets Fund                (15.94%)          (2.61%)
IFC Investable Composite Index       (22.02%)         (10.11%)


[PLOT POINTS FOR BAR CHART]

Annual Total Returns -- Active International


1996               3.92%
1997             -10.10%
1998              13.54%


[END PLOT POINTS]

Best Quarter -- March 31, 1998: 17.88%
Worst Quarter -- September 30, 1998: (15.97%)
Current Fiscal Quarter -- August 31, 1999: 10.20%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year and since the fund's inception compare to the returns of a broad-based securities market index.


                         Average Annual Total Returns
                   For the Periods Ended December 31, 1998:

                                1 Year      Inception
                              -----------   ----------
Active International Fund       13.54%         4.75%
MSCI EAFE Index                 20.00%        11.20%

Annual Total Returns--International Growth Opportunities Fund
The International Growth Opportunities Fund has not been in existence for a full calendar year. Therefore, performance information is not available. The prospectus will be updated when information is available. This fund began operating in May 1998.

Best Quarter -- December 31, 1998: 20.31%
Worst Quarter -- September 30, 1998: (17.58%)
Current Fiscal Quarter -- August 31, 1999: 10.77%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns since the fund's inception compare to the returns of a broad-based securities market index.


                         Average Annual Total Returns
                   For the Periods Ended December 31, 1998:

                                             1 Year     Inception
                                            --------   ------------
International Growth Opportunities Fund       --          (0.14%)
MSCI All Country World Index                  --          (0.27%)

[PLOT POINTS FOR BAR CHART]

Annual Total Returns -- Life Solutions Income and Growth


1998             11.02%


[END PLOT POINTS]

Best Quarter -- December 31, 1998: 7.85%
Worst Quarter -- September 30, 1998: (3.50%)
Current Fiscal Quarter -- August 31, 1999: 1.17%.

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year and since the fund's inception compare to the returns of a broad-based securities market index.


                         Average Annual Total Returns
                   For the Periods Ended December 31, 1998:

                                            1 Year      Inception
                                          -----------   ----------
Life Solutions Income and Growth Fund       11.02%        10.70%
Composite Market Index                      15.22%        15.40%
Russell 3000[RegTM] Index                   24.14%        24.50%
Lehman Bros. Aggregate Bond Index            8.69%        10.15%
MSCI EAFE Index US                          20.33%         6.74%
S&P 500 Index                               28.77%        26.44%


[PLOT POINTS FOR BAR CHART]

Annual Total Returns -- Life Solutions Balanced


1998             12.30%


[END PLOT POINTS]

Best Quarter -- December 31, 1998: 12.05%
Worst Quarter -- September 30, 1998: (7.74%)
Current Fiscal Quarter -- August 31, 1999: 2.45%.

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year and since the fund's inception compare to the returns of a broad-based securities market index.

                         Average Annual Total Returns
                   For the Periods Ended December 31, 1998:

                                        1 Year      Inception
                                      -----------   ----------
Life Solutions Balanced Fund            12.30%        11.27%
Composite Market Index                  18.17%        17.39%
Russell 3000 Index                      24.14%        24.50%
Lehman Bros. Aggregate Bond Index        8.69%        10.15%
MSCI EAFE Index US                      20.33%         6.74%
S&P 500 Index                           28.77%        26.44%


[PLOT POINTS FOR BAR CHART]

Annual Total Returns -- Life Solutions Growth


1998             13.76%


[END PLOT POINTS]

Best Quarter -- December 31, 1998: 16.41%
Worst Quarter -- September 30, 1998: (11.56%)
Current Fiscal Quarter -- August 31, 1999: 3.76%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 year and since the fund's inception compare to the returns of a broad-based securities market index.


                         Average Annual Total Returns
                   For the Periods Ended December 31, 1998:

                                        1 Year      Inception
                                      -----------   ----------
Life Solutions Growth Fund              13.76%        12.06%
Composite Market Index                  20.94%        19.22%
Russell 3000 Index                      24.14%        24.50%
Lehman Bros. Aggregate Bond Index        8.69%        10.15%
MSCI EAFE Index US                      20.33%         6.74%
S&P 500 Index                           28.77%        26.44%

                        FEES AND EXPENSES OF THE FUNDS

These tables describe the fees and expenses that you may pay if you buy and hold shares of the funds.



     Shareholder Fees (fees paid directly from your investment)
      Maximum Sales Charge (Load) Imposed on Purchases                       None
      Maximum Deferred Sales Charge (Load)                                   None
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends
       or Other Distributions                                                None
      Redemption Fee (All Funds except Active International, Emerging
       Markets and International Growth Opportunities)                       None
      Redemption Fee (Active International, Emerging Markets and
       International Growth Opportunities)                                      2%
      Exchange Fee                                                           None
      Maximum Account Fee                                                    None


Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

                                                                                           Less Contractual    Total Annual
                                                      Distribution                          Management Fee    Expenses after
                                     Management       and Service      Other      Gross       Waivers and      Waivers and
                 Fund                    Fee         (12b-1) Fees(1) Expenses   Expenses    Reimbursements    Reimbursements
                 ----                    ---         -------------   --------   --------    --------------    ---------------
Money Market                           .25%                .08%         .07%        .40%            --              .40%
Yield Plus                             .25%                .09%         .07%        .41%            --              .41%
Intermediate(2)                        .80%                .10%         .21%       1.11%          (.51%)            .60%
Bond Market(3)                         .30%                .06%         .14%        .50%            --              .50%
High Yield Bond(4)                     .30%                .09%         .48%        .87%          (.12%)            .75%
Growth and Income(5)                   .85%                .15%         .10%       1.10%            --             1.10%
S&P 500 Index(6)                       .045%*              .09%        .057%       .192%         (.012%)            .18%
Matrix Equity                          .75%                .13%         .06%        .94%            --              .94%
Small Cap                              .75%                .19%         .13%       1.07%            --             1.07%
Special Equity(7)                      .75%                .13%         .69%       1.57%          (.47%)           1.10%
Active REIT(8)                         .65%                .08%         .36%       1.09%          (.09%)           1.00%
Aggressive Equity(9)                   .75%                .02%        1.29%       2.06%          (.96%)           1.10%
IAM SHARES(10)                         .25%                .04%        .38          .67%          (.02%)            .65%
Emerging Markets(11)                   .75%                .12%         .47%       1.34%          (.09%)           1.25%
Active International(12)               .75%                .08%         .54%       1.37%          (.37%)           1.00%
International Growth Opportunities(13) .75%                .08%         .45%       1.28%          (.18%)           1.10%


-----------

 * With respect to the S&P 500 Index Fund, the fee of .045% includes Custody and Administration Fees.


 (1) The ratio includes a certain percentage for each of 12b-1 Distribution and Shareholder Servicing Fees, respectively, as follows: Money Market--.04/.04; Yield Plus--0.4/.05; S&P 500--.04/.05;
      Intermediate--.04/.06; Bond Market--.03/.03; High Yield Bond--.07/.02; Active REIT--.05/.03; Growth and Income--.06/.09; Matrix Equity--.04/.09; Small Cap--.09/.10; Special Equity--.10/.03; International Growth Opportunities--.05/.03; Aggressive Equity--.02/.00; IAM SHARES--.02/.02; Active International--.04/.04; Emerging Markets--.09/.03.

 (2) The Advisor has contractually agreed to waive .50% of its .80% management fee for the Intermediate Fund until December 31, 2010. In addition, until December 31, 2002, the Advisor agrees to reimburse the fund for all expenses in excess of .60% of average daily net assets on an annual basis. The annual management fee after the waiver and reimbursement is .29%. The total annual expenses shown above have been restated to reflect the waiver and reimbursement.

 (3) The Advisor has contractually agreed to reimburse the Bond Market Fund for all expenses in excess of .50% of average daily net assets on an annual basis until December 31, 2002.

 (4) The Advisor has contractually agreed to reimburse the High Yield Bond Fund for all expenses in excess of .75% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .18%. The total annual expenses shown above have been restated to reflect the reimbursement.

 (5) The Advisor has contractually agreed to reimburse the Growth and Income Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2002.

 (6) The Advisor has contractually agreed to reimburse the fund for all expenses in excess of .18% of average daily net assets on an annual basis until December 31, 2002. The total annual expenses shown above have been restated to reflect current fees and the reimbursement.


 (7) The Advisor has contractually agreed to reimburse the Special Equity Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .28%. The total annual expenses shown above have been restated to reflect the reimbursement.

 (8) The Advisor has contractually agreed to reimburse the Active REIT Fund to the extent that total expenses exceed 1.00% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .56%. The total annual expenses shown above have been restated to reflect the reimbursement.

 (9) The Advisor has contractually agreed to reimburse the Aggressive Equity Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .00%. Other expenses after the reimbursement are 1.08%. The total annual expenses shown above have been restated to reflect the reimbursement.

(10) The Advisor has contractually agreed to reimburse the IAM SHARES Fund for all expenses in excess of .65% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .23%. The total annual expenses shown above have been restated to reflect the reimbursement.

(11) The Advisor has contractually agreed to reimburse the Emerging Markets Fund for all expenses in excess of 1.25% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the reimbursement is .66%. The total annual expenses shown above have been restated to reflect the reimbursement.

(12) The Advisor has contractually agreed to reimburse the Active International Fund for all expenses in excess of 1.00% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the waiver is .38%. The total annual expenses shown above have been restated to reflect the reimbursement.

(13) The Advisor has contractually agreed to reimburse the International Growth Opportunities Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis until December 31, 2002. The annual management fee after the waiver is .57%. The total annual expenses shown above have been restated to reflect the reimbursement. Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                                                        Life Solutions             Life Solutions       Life Solutions
                                                   Income and Growth Fund(14)     Balanced Fund(14)     Growth Fund(14)
Management Fee                                                .00%                     .00%               .00%
Distribution and Service (12b-1) Fees(15)                     .15%                     .15%               .15%
Other Expenses                                                .35%                     .13%               .23%
Gross Expenses                                                .50%                     .28%               .38%
Less Contractual Management Fee Waivers and
 Reimbursements                                              (.05%)                     --                 --
Total Annual Expenses after Waivers and
 Reimbursements                                               .45%                     .28%               .38%
Average Indirect Expenses Before Waivers and
 Reimbursements on Underlying Funds                           .75%                     .84%               .94%
Average Indirect Expenses After Waivers and
 Reimbursements on Underlying Funds                           .67%                     .73%               .80%
Total Annual Expenses (Including Indirect
 Expenses)                                                   1.20%                    1.12%              1.32%
Total Annual Expenses (Including Indirect
 Expenses) After Waivers and Reimbursements of
 Underlying Funds                                            1.12%                    1.01%              1.18%

-----------
(14) The Advisor has contractually agreed to reimburse the Life Solutions Funds to the extent that total expenses (other than distribution and service fees) exceed .30% until December 31, 2002. The other expenses and total annual expenses shown above have been restated to reflect the reimbursement.

(15) The ratio includes a certain percentage for each of 12b-1 Distribution and Shareholder Servicing Fees, respectively, as follows: Life Solutions Balanced Fund--.02/.13; Life Solutions Growth Fund--.02/.13; Life Solutions Income and Growth Fund--.02/.13.

While the Life Solutions Funds are expected to operate at a .30% or lower expense level prior to payment of 12b-1 fees, shareholders in a Life Solutions Fund will bear indirectly the proportionate expenses of the Underlying Funds in which the Life Solutions Fund invests. Each Life Solutions Fund intends to invest in some, but not all, of the Underlying Funds. Based on current expectations and the weighted exposure to the Underlying Funds, the following is the indirect expense ratio (before and after fee waivers and/or expense reimbursements) of each Life Solutions Fund:




                               Average Indirect
                                Expense Ratios
                                  Before and
                               After Fee Waiver
                                and/or Expense
  Life Solutions Fund         Reimbursement (%)
  -------------------         ------------------
                               Before   After
                              -------- ---------
     Income and Growth Fund     0.75    0.67
     Balanced Fund              0.84    0.73
     Growth Fund                0.94    0.80


Example

These examples are intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                Fund                    1 year     3 years     5 years     10 years
                ----                    ------     -------     -------     --------
Money Market                             $ 41        $ 18      $  224      $  505
                                         ====        ====      ======      ======
Yield Plus                               $ 42        $132      $  230      $  518
                                         ====        ====      ======      ======
Intermediate                             $ 61        $192      $  340      $1,762
                                         ====        ====      ======      ======
Bond Market                              $ 51        $160      $  280      $  629
                                         ====        ====      ======      ======
High Yield Bond                          $ 77        $240      $  482      $1,073
                                         ====        ====      ======      ======
Growth and Income                        $112        $350      $  606      $1,340
                                         ====        ====      ======      ======
S&P 500 Index                            $ 18        $ 58      $  157      $  356
                                         ====        ====      ======      ======
Matrix Equity                            $ 84        $262      $  520      $1,155
                                         ====        ====      ======      ======
Small Cap                                $109        $340      $  590      $1,306
                                         ====        ====      ======      ======
Special Equity                           $112        $350      $  855      $1,867
                                         ====        ====      ======      ======
Active REIT                              $102        $318      $  601      $1,329
                                         ====        ====      ======      ======
Aggressive Equity                        $112        $350      $1,114      $2,400
                                         ====        ====      ======      ======
IAM SHARES Fund                          $ 66        $208      $  373      $  835
                                         ====        ====      ======      ======
Emerging Markets                         $127        $397      $  734      $1,613
                                         ====        ====      ======      ======
Active International                     $102        $318      $  750      $1,646
                                         ====        ====      ======      ======
International Growth Opportunities       $112        $350      $  702      $1,545
                                         ====        ====      ======      ======
Life Solutions:
 Income and Growth                       $ 46        $144      $  280      $  628
                                         ====        ====      ======      ======
 Balanced                                $ 29        $157      $  356      $  356
                                         ====        ====      ======      ======
 Growth                                  $ 39        $122      $  213      $  480
                                         ====        ====      ======      ======

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (not applicable to the Money Market Fund).

                            MANAGEMENT OF THE FUND

Investment Advisor. State Street Bank and Trust Company (State Street or Advisor), One International Place, Boston, Massachusetts 02110, serves as the investment advisor for the SSgA Funds and directs the investments of each fund in accordance with their respective investment objectives, policies and restrictions.

State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street Global Advisors (SSgA) is the investment management business of State Street, a 200-year old pioneer and leader in the world of financial services. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $582 billion under management as of October 19, 1999, provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. For its services as the Advisor, each fund in this prospectus pays State Street an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). However, the Advisor has voluntarily agreed to waive or reimburse its fees for certain funds.



                                                  Annual
                                                Management
                                            Fees (% of Average
                                            Daily Net Assets):
                                     --------------------------------
                                        Management       Management
                                         Fee After       Fee Before
                                        Waivers or       Waivers or
                                           Reim-           Reim-
Fund                                  bursements (%)   bursements (%)
----                                  --------------   --------------
Money Market                                0.25             0.25
Yield Plus                                  0.25             0.25
Intermediate                                0.29             0.80
Bond Market                                 0.30             0.30
High Yield Bond                             0.18             0.30
Growth and Income                           0.85             0.85
S&P 500 Index                               0.00             0.10
Matrix Equity                               0.75             0.75
Small Cap                                   0.75             0.75
Special Equity                              0.28             0.75
Active REIT                                 0.56             0.65
Aggressive Equity                           0.00             0.75
IAM SHARES                                  0.23             0.25
Emerging Markets                            0.66             0.75
Active International                        0.38             0.75
International Growth Opportunities          0.57             0.75
Life Solutions Balanced                     0.00             0.00
Life Solutions Growth                       0.00             0.00
Life Solutions Income and Growth            0.00             0.00

The Life Solutions Funds will not be charged a fee by the Advisor. However, each Life Solutions Fund, as a shareholder in the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds.

Portfolio Management

Bond Market and Intermediate Funds. Mr. John P. Kirby, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Intermediate and Bond Market Funds. Prior to joining State Street Bank in 1995, Mr. Kirby was an account manager with Lowell, Blake & Associates. Prior to that, Mr. Kirby was a portfolio manager at One Federal Asset Management, a Shawmut Bank subsidiary, and at Cambridge Port Savings as an asset/ liability risk specialist. He has a BA from Boston College. There are six other portfolio managers working with Mr. Kirby.

High Yield Bond Fund. Mr. Bruce Walbridge, Principal, has been with State Street since March 1987. Before joining the Fixed Income group in July 1993 as a credit analyst, Mr. Walbridge was an assistant portfolio manager in the International Equity group. Prior to the launch of the SSgA High Yield Bond Fund, he managed several domestic bond portfolios including the $4 billion Flagship Government/ Corporate Bond Fund. Utilizing his credit analysis background, Mr. Walbridge's focus over the last four and a half years has been on corporate bond analysis and trading. There are three other portfolio managers who assist in managing the fund.


Yield Plus Fund. Ms. Maria Pino, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Yield Plus Fund. Ms. Pino managed non-ERISA assets in a short term (1 to 5 year) fixed income fund and a money market fund at Partners HealthCare System/Brigham and Women's Hospital since 1993. Prior to that, she managed fixed income assets for the Commonwealth of Massachusetts State Employees and Teachers Pension Fund. Ms. Pino has been working in the investment management field since 1981. Ms. Pino holds a BS in Accounting from Providence College, an MA in Economics from Northeastern University, and an MBA from Boston University. Ms. Pino is a member of the Association for Investment Management and Research and the Boston Security Analysts Society. There are 10 other portfolio managers who assist in managing the fund.


Matrix Equity Fund. Mr. Theodore G. Gekas, Principal, is the lead portfolio manager primarily responsible for investment decisions regarding the SSgA Matrix Equity Fund. Mr. Gekas has been with the firm since 1995. At SSgA, he has managed the Global Enhanced portfolios and led the US Structured Products Group. Prior to joining SSgA, Mr. Gekas developed asset allocation and forecasting models for the global equity and fixed-income markets with Citibank. There are seven other portfolio managers assisting with the management of this fund.

S&P 500 Index Fund. Mr. James B. May, Principal, has been with State Street since 1989. Before joining the Global Structured Products Group as a portfolio manager in January 1994, Mr. May served as a Senior Investment Support

Analyst for the US Structured Products Group. Mr. May has been the lead portfolio manager for this fund since May 1995. Mr. May has been a portfolio manager in the US Structured Products Group of State Street since January 1994. He holds a BS in Finance from Bentley College and his MBA from Boston College. There are five other members of the team who assist Mr. May with the management of the fund.


Special Equity Fund. Mr. David Smith, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Special Equity Fund. He joined the firm in 1990. Previously, Mr. Smith, was the portfolio manager of the SSgA Tuckerman Active REIT Fund. He also has had extensive experience as an equity analyst in SSgA's Global Fundamental Strategies group with coverage experience in several industries including, financial services, REITs, communications, business services and cable television. He also has experience in managing diversified equity and fixed income portfolios for both SSgA's Private Asset Management and Charitable Asset Management clients. Mr. Smith holds a BA in Economics with a concentration in Financial Markets from the University of Massachusetts/ Amherst and an MS in Finance from the Sawyer School of Management at Suffolk University. There are four other portfolio managers assisting with the management of the fund.


Small Cap Fund. Mr. Jeffrey P. Adams, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Small Cap Fund. He joined State Street Global Advisors in 1989. Mr. Adams is the strategy leader for the large cap value strategy and the co-manager of the small cap strategy. He was also responsible for the development of the small cap strategy. In addition, Mr. Adams is head of research for the Quantitative US Active Equity Group and coordinates research and development projects related to all of the strategies. Prior to his responsibility in domestic equities, Mr. Adams was a Senior Investment Support Analyst at SSgA. He graduated from Northeastern University with a BS in Economics. There are five other portfolio managers who assist in management of the fund.


Active REIT Fund. Mr. Arthur Hurley, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Tuckerman Active REIT Fund. He joined the firm in 1995. Mr. Hurley has worked on the SSgA Tuckerman Active REIT Fund team since its inception. Prior to his current responsibilities, Mr. Hurley was the lead analyst covering the apartment, retail, health care, and self-storage property types. Prior to joining the REIT team, Mr. Hurley worked for SSgA's Active Fixed Income Group, where he managed portfolios, traded fixed income instruments, and conducted credit analyses. Mr. Hurley graduated cum laude from the University of Massachusetts/Dartmouth with a BA in Finance. There are two other portfolio managers who assist in managing the fund.


Aggressive Equity Fund. Mr. Richard B. Weed, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. Mr. Weed joined SSgA in November 1995. His responsibilities include research, product development, and portfolio management for the US Active strategy. Mr. Weed joined State Street in March 1994. He holds an MS in Finance and Accounting from the MIT Sloan School of Management, has an MS in Chemical Engineering from Northeastern University, and a BS in Chemical Engineering from Worcester Polytechnic Institute. Mr. Weed is a member of the Boston Security Analysts Society and AIMR. There are five other portfolio managers who assist in managing the fund.

IAM SHARES Fund. Mr. Michael J. Feehily, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. Mr. Feehily joined State Street Corporation in August 1992 in the Global Operations area before moving to the Performance & Analytics group. He helped to develop and work with a proprietary application which is used to analyze venture capital, real estate, and other private investments. Mr. Feehily holds a BS in Finance, Investment and Economics from Babson College and an MBA in Finance from Bentley College. There are four other portfolio managers who assist in managing the fund.

Growth and Income Fund. Mr. L. Emerson Tuttle, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund and provides investment management services for employee benefit plans and endowments. Mr. Tuttle joined State Street in 1981. From 1987 to 1989, Mr. Tuttle was portfolio manager for Private Client Services at State Street Bank in Zurich, Switzerland. Mr. Tuttle is a 1973 magna cum laude graduate of Yale College, and earned a JD degree magna cum laude from Suffolk Law School. He is a member of the Massachusetts bar and a Chartered Financial Analyst. Mr. Tuttle is also a member of the Boston Security Analysts Society and has 18 years of investment experience. There are four other portfolio managers who work with Mr. Tuttle in managing the fund.

International Growth Opportunities Fund. Mr. Edward Allinson, CFA and Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA International Growth Opportunities Fund. He is the Lead Portfolio Manager for the International Growth Opportunities Strategy within the Global Fundamental Strategies Group. Prior to joining State Street Global Advisors in 1999, Mr. Allinson worked at Brown Brothers Harriman, New York, as Senior Portfolio Manager in the International Equities Group, managing pension, endowment and mutual fund assets from July 1991 to April 1999. Mr. Allinson worked at First Pacific Securities, Hong Kong, as Assistant Director in institutional Asian equity sales. Prior to his employment at First Pacific Securities, he worked in Citibank's Domestic Private Banking Group as a portfolio manager. Mr. Allinson earned a BA at the University of Pennsylvania and an MBA at the Wharton School, where he concentrated in Finance. There are four other portfolio managers who assist in managing the fund.

Emerging Markets Fund. Mr. Brad Aham, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. He joined the firm in 1993. Mr. Aham has worked with the Active Emerging Markets product since its inception, and he manages several institutional funds. In addition to managing portfolios, he performs quantitative and qualitative research for SSgA. There are three other portfolio managers who assist in managing the fund.

Active International Fund. Mr. Geoff Benarick, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Active International Fund. He joined State Street Global Advisors in 1995 as an Investment Support Associate in Global Advisor's Active International Operations area. He is responsible for research and portfolio management support for SSgA's active international developed markets strategies. In 1994, Mr. Benarick worked for State Street Bank, Luxembourg, as a Senior Portfolio Administrator in the Global Portfolio Operations area. Mr. Benarick holds a BA in Economics from Boston College, and is currently enrolled in the MBA program at the Wallace E. Carroll Graduate School of Management at Boston College. There are seven other portfolio managers who assist in managing the fund.

Life Solutions Growth, Income and Growth, and Balanced Funds. Mr. Heydon Traub, CFA, Principal, is the lead portfolio manager primarily responsible for investment decisions regarding the SSgA Life Solutions Funds. He has been with SSgA since 1987. Mr. Traub is the firmwide head of Global Asset Allocation. He serves as Vice Chairman of the SSgA Investment Committee and is a member of the State Street Bank Global Management Forum. He is one of the developers of the firm's country, stock and currency selection processes and continues to lead the research effort to enhance the asset allocation strategies. Mr. Traub holds a BA in Economics from Brandeis University and an MBA in Finance and Accounting from the University of Chicago. There are six other portfolio managers assisting with the management of these funds.


                        ADDITIONAL INFORMATION ABOUT THE
                     FUNDS' OBJECTIVE INVESTMENT STRATEGIES
                                   AND RISKS

The investment objective of each fund is either fundamental or non-fundamental, as stated above. A fundamental investment objective may only be changed with the approval of the fund's shareholders A non-fundamental investment objective may be changed by the fund's trustees without shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

US Government Securities (Principal Policy--Money Market, Yield Plus, Intermediate, Bond Market, High Yield Bond. Not a Principal Policy--Growth and Income, S&P 500 Index, Matrix Equity, Small Cap, Special Equity, Active REIT, Aggressive Equity). US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

Repurchase Agreements (Principal Policy--Money Market; Not a Principal Policy--all other Funds). Each fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time (normally one business day). The funds will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

Section 4(2) Commercial Paper (Principal Policy--
Money Market). The fund may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be disposed of only after considerable expense and delay.
Section 4(2) paper will not be subject to the Investment Company's percentage limitations on illiquid securities where the Board of Trustees of the Investment Company (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.


Asset-Backed Securities (Principal Policy--Yield Plus, Intermediate, High Yield Bond and Bond Market; Not a Principal Policy--Money Market). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

o Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

o Other Risk Associated with Asset-Backed Securities-- Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Mortgage-Backed Securities (Principal Policy--Yield Plus, Intermediate, Bond Market, High Yield Bond; Not a Principal Policy--Money Market). The funds may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the Mortgaged Properties). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

o Prepayment Risk--The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a fund invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

o Call Risk--In addition, a fund is subject to call risk. The risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected is a call risk. This may happen when there is a decline in interest rates. Under these circumstances, a fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

o Extension Risk--The fund is also subject to extension risk. The risk than an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) later than expected is an extension risk. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a fund will also suffer from the inability to invest in higher yield securities.

The funds may also invest in mortgage-related securities, including Government National Mortgage Association (GNMA) Certificates (Ginnie Maes), Federal Home Loan Mortgage Corporation (FHLMC) Mortgage Participation Certificates (Freddie
Macs), Federal National Mortgage Association (FNMA) Guaranteed Mortgage Certificates (Fannie Maes) and Commercial Mortgage-Backed Securities (CMBS). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders.

Ginnie Mae is a wholly owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

Fannie Mae is a stockholder owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae.

Fannie Mae has certain contractual responsibilities. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

Freddie Mac is a publicly held US government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

Variable and Floating Rate Securities (Principal Policy--
Money Market, Yield Plus; Not a Principal Policy--Bond Market, High Yield Bond, Intermediate). The funds may purchase variable and floating rate securities which are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions or (4) insurance companies. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by the fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the fund are subject to the fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest.

Variable and floating rate securities are subject to interest rate risk, the risk that, when interest rates increase, fixed-income securities held by a fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

They are also subject to credit/default risk, the risk that an issuer of fixed-income securities held by a fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

The Yield Plus Fund will purchase variable and floating rate securities to help enable the fund to maintain its desired portfolio duration. The Yield Plus Fund's investments include securities with greater than one year duration, and the reset feature on the variable and/or floating rate note can help to shorten the duration.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs) (Principal Policy--Money Market; Not a Principal Policy--Yield Plus, Bond Market, High Yield Bond, and Intermediate). ECDs are US dollar denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks. Foreign laws and accounting standards typically are not as strict as they are in the US and therefore there may be fewer restrictions regarding loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

Futures Contracts and Options on Futures (Not a Principal Policy--all Funds; not applicable to Money Market). For hedging purposes, including protecting the price or interest rate of a security that a fund intends to buy, a fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Stock Index Futures may be used by the funds to equitize all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

Quality of Securities. (Principal Policy--Money Market, Yield Plus, Intermediate, Bond Market; Not a Principal Policy--all other Funds). The Money Market Fund will limit its portfolio investments to those United States dollar denominated instruments which at the time of acquisition the Advisor determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

The Bond Market Fund limits its portfolio investments to those rated investment grade by an NRSRO or, if unrated, are determined by the Advisor to be of comparable quality. Commercial paper must be rated in one of the two highest categories by at least one NRSRO or, if unrated, are determined by the Advisor to be of comparable quality. If a security is downgraded and is no longer investment grade, the fund may continue to hold the security if the Advisor determines that such action is in the best interest of the fund and if the fund would not, as a result thereby, have more than 5% of its assets invested in non-investment grade securities.

The Yield Plus and Intermediate Funds limit their portfolio investments to those that at the time of acquisition: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Advisor, in accordance with procedures established by the Board of Trustees.

The Small Cap, Special Equity, Aggressive Equity, Active REIT, Growth and Income and Matrix Funds may invest temporarily for defensive purposes in investment grade securities. The Emerging Markets, Active International and International Growth Opportunities may invest temporarily for defensive purposes in non-investment grade securities (see High Risk Bonds below).

Investment grade securities include securities rated Baa3 by Moody's or BBB- by S&P (and securities of comparable quality), which securities have speculative characteristics.

High Risk, High Yield Bonds (Principal Policy--High Yield Bond, Emerging Markets, Active International and International Growth Opportunities). The fund may invest in debt securities rated less than BBB- by S&P or Baa by Moody's, or in unrated securities judged by the Advisor to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks than investment grade bonds, in that they are especially subject to adverse changes in general economic conditions and, in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. Debt rated BB, B, CCC, CC and C by S&P, and debt rated Ba, B, Caa, Ca and C by Moody's, is regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and D the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Lower rated debt securities are especially subject to risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Interest Rate Swaps (Principal Policy--Bond Market, High Yield Bond, Yield Plus and Intermediate). The funds may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by a fund with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The funds intend to use these transactions as a hedge and not as a speculative investment. Like other derivative investments, interest rate swaps involve the risk that the Advisor is incorrect in its expectations of fluctuations in interest rates.

Mortgage-Backed Rolls (Principal Policy--Bond Market, High Yield Bond, Yield Plus and Intermediate). The funds may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, a fund will sell a mortgage security to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

Foreign Government Securities (Not a Principal Policy--
International Growth Opportunities, Emerging Markets and Active
International). Foreign government securities which the funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. No fund will invest a material percentage of its assets in sovereign debt. Since these are obligations of sovereign governments, they are particularly subject to a risk of default from political instability.

Foreign Issuers (Principal Policy--Yield Plus). Non-US corporations and banks issuing dollar denominated instruments in the US are not necessarily subject to the same regulatory requirements that apply to US corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This increases the possibility that a non-US corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments. These instruments are also subject to credit/default risk. There is the risk that an issuer of fixed-income securities held by a fund (which have low credit ratings) may default on its obligation to pay interest and repay principal.

Emerging Markets (Principal Policy--Emerging Markets; Not a Principal Policy--International Growth Opportunities, Active International). The funds may invest in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's Advisor to have a developing or emerging economy or securities market. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the funds invest will be expanded over time as the stock markets in other countries evolve. In determining securities in which to invest, the Advisor will evaluate the countries' economic and political climates and take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

American Depository Receipts (Not a Principal Policy--
Growth and Income, S&P 500, Matrix Equity, Small Cap, Special Equity, Aggressive Equity, IAM SHARES, Emerging Markets, Active International, International Growth Opportunities). The common stocks that a fund may invest in include American Depository Receipts (ADRs). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability; and (6) the possibility of expropriation or confiscatory taxation, each of which could adversely affect investment in such securities. For purposes of a fund's investment policies, a fund's investments in ADRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issues into which they may be converted. The ADRs chosen for investment by the IAM SHARES Fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index, or both. The ADRs chosen for the S&P 500 Index Fund will be constituents of the S&P 500 Index.

Portfolio Turnover. Because the funds will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase its return, the funds may be subject to a greater degree of portfolio turnover than might be expected from a fund which invests substantially all of its assets on a long-term basis. The portfolio turnover rate cannot be predicted, but it is anticipated that certain of a funds' annual turnover rates generally fall within the range of 100-300% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. The Aggressive Equity, Special Equity, Small Cap, Matrix Equity, High Yield Bond, Bond Market, Intermediate and Yield Plus Funds had turnover rates in excess of 100% and are therefore subject to these risks.

Portfolio Duration (Principal Policy--Yield Plus; Not a Principal Policy--Intermediate, Bond Market and High Yield Bond). The fund will maintain a portfolio duration of one year or less. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity. The Intermediate, Bond Market and High Yield Bond Funds have duration targets linked to specific indexes.

Portfolio Maturity (Principal Policy--Money Market; Not a Principal Policy--Intermediate). The Money Market Fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Money Market Fund will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the fund's price or yield. The Intermediate Fund has a defined maturity range between three and ten years.

Real Estate Investment Trusts (Principal Policy--Active REIT Fund). Equity REITs are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, and their value depends upon that of the underlying properties. Mortgage REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage trusts make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are defined as not meeting the equity or mortgage tests. The value of real estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements.

Real Estate-Related Industries (Principal Policy--Active REIT Fund). In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

Banking Industry Risk (Principal Policy--Money Market Fund). The risk that if a fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the fund's investments more than if a fund's investments were not invested to such a degree in the banking industry. Normally, the fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Equity Swaps (Not a Principal Policy--Emerging Markets). The fund intends to use equity swaps to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.


                            SHAREHOLDER INFORMATION

Purchase of Fund Shares

Distribution and Eligible Investors. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial and Subsequent Investments and Account Balance. A fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250, and the S&P 500 Index Fund, for which the minimum investment is $10,0001. Subsequent investments must be at least $100. An investment in a fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $1,000 ($10,000 for the S&P 500 Index Fund) as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring the account balance to the required minimum may result in the Transfer Agent closing the account at the net asset value
(NAV) next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. The SSgA funds reserve the right to reject any purchase order. If you are purchasing fund assets through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

Purchase Dates and Times. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. For the Money Market Fund only, a business day is one on which the NYSE or the Boston Federal Reserve are open. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to 4 p.m. Eastern time (the "Pricing Time"), to be effective on the date received. If an order or payment is received after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling or servicing agreement with the SSgA Funds or the Distributor must be received by the servicing agent or broker-dealer prior to the Pricing Time. With respect to the Yield Plus Fund, purchase orders which are accepted: (1) prior to 12 noon Eastern time will purchase shares based on that day's closing net asset value and earn the dividend declared on the date of purchase; and (2) at or after 12 noon Eastern time will purchase shares based on that day's closing net asset value and earn the dividend determined on the next day.

Order and Payment Procedures. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

To allow the Advisor to manage the Yield Plus and Money Market Funds most effectively, investors are strongly urged to initiate all trades (investments, exchanges or redemptions of shares) as early in the day as possible and to notify the Transfer Agent at least one day in advance of transactions in excess of $25 million.

Mail. For new accounts, please mail the completed Application and check in the return envelope provided. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address and instructions required before writing or mailing your check. All purchase requests should be mailed to one of the following addresses:


     Regular Mail:      Registered, Express or Certified Mail:
     -------------      --------------------------------------
       SSgA Funds                     SSgA Funds
     P.O. Box 8317                 2 Heritage Drive
Boston, MA 02266-8317           North Quincy, MA 02171

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

Telephone Exchange Privilege. Subject to each fund's minimum investment requirement, investors may exchange a minimum of $100 of their fund shares without charge for shares of any other SSgA Fund. To use this option, contact the Customer Service Department at (800) 647-7327. Shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder.

With respect to the funds offered through this prospectus, management believes that market timing strategies may be disruptive. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that a fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

Each fund reserves the right to terminate or modify the exchange privilege in the future.


Redemptions (including exchanges) of shares of the Active International, Emerging Markets and International Growth Opportunities Funds occurring after September 30, 2000 and executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.


Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and
    (c) the exact amount being wired.

2.  Instructing the wiring bank to wire federal funds to:
    State Street Bank and Trust Company
    225 Franklin Street, Boston, MA 02110
    ABA #0110-0002-8
    DDA #9904-631-0
    SSgA (Name of Fund) Fund(s)
    Account Number and Registration
    Dollar Amount Per Account (if one wire is to cover more than one purchase)


If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day, if applicable according to the fund.

-----------

(1) Shareholders with accounts established prior to December 24, 1997 are not subject to the $10,000 minimum requirement of the S&P 500 Index Fund.

Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of at least $100 monthly, quarterly or annually by direct deposit through the Automatic Clearing House (ACH) from your personal checking account by completing the appropriate section of the Application and attaching a voided personal check to code your account correctly with the bank information. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.


Systematic Exchange. The funds offer the option of having $100 or more exchanged within the SSgA Funds for accounts with identical registrations. You can choose the date, the frequency (monthly, quarterly or annually) and the amount. Exchanges may be done among the SSgA Funds once the minimum initial investment per fund has been satisfied. Redemptions (including exchanges) of shares of the Active International, Emerging Markets and International Growth Opportunities Funds occurring after September 30, 2000 and executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.


Third Party Transactions. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

In-Kind Exchange of Securities. State Street may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;
2.  They must have a readily ascertainable market value;
3.  They must be liquid;
4.  They must not be subject to restrictions on resale; and
5. The market value of any securities exchanged, plus any cash, must be at least $25 million; State Street reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.

Redemption of Fund Shares

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. Upon request, redemption proceeds will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.


Redemptions (including exchanges) of shares of the Active International, Emerging Markets and International Growth Opportunities Funds occurring after September 30, 2000 and executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.


Unless otherwise noted, redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. With respect to the Yield Plus Fund, a dividend will be paid on shares redeemed if the redemption request is received by State Street after 12 noon Eastern time. Redemption requests received before 12 noon Eastern time will not be entitled to that day's dividend. With respect to the Money Market Fund, no dividends will be paid on shares on the date of redemption.

Checkwriting Service (Money Market Fund only). If you have authorized the check writing feature on the Application and have completed the signature card, you may redeem shares in your account by check, provided that the appropriate signatures are on the check. The minimum check amount is $500. There is a one-time service charge of $5 per fund to establish this feature, and you may write an unlimited number of checks provided that the account minimum of $1,000 per fund is maintained.

Cash Sweep Program (Money Market and Yield Plus Fund only). Money managers of master trust clients may participate in a cash sweep program to automatically invest excess cash in the Money Market and Yield Plus Funds. A money manager must select the fund, give authorization to complete the fund's Application and authorize the investment of excess cash into or the withdrawal of required cash from the fund on a daily basis. Where the Advisor acts as the money manager, the Advisor will receive a management fee from the client.


Telephone Redemption. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The SSgA Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the SSgA Funds, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record, if the address has not been changed within 60 days of the redemption request. To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The funds, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

By Wire. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. Proceeds may be sent, depending on the fund, on the same or the next business day. Although the SSgA Funds do not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. The wire schedule for the funds is as follows:

o Money Market--Requests received via telephone prior to 4 p.m. Eastern time will be sent the same day according to pre-designated instructions.

o Yield Plus--Requests received prior to 12 noon Eastern time will have the shares redeemed using that day's closing price with the proceeds wired the same day, unless the request is for 100% of the account. Because Yield Plus has a fluctuating NAV, redemption requests for 100% of the account (if received prior to 12 noon Eastern time) will have 100% of the shares redeemed using that day's closing price, with 95% of the proceeds being wired the same day and the remaining 5% automatically wired the following business day. All requests received after 12 noon Eastern time will have the shares redeemed using that day's closing price and the proceeds wired the following business day.

Redemption requests received prior to 12 noon Eastern time for the Yield Plus Fund will not be eligible for that day's interest.

o All Other Funds--Requests must be received prior to 4 p.m. The shares will be redeemed using that day's closing price, and the proceeds will be wired the following business day.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the SSgA Funds as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application and attaching a voided check to code your account correctly with the bank information. You may also choose to establish this option with pre-designated withdrawal dates and amounts, if the account balance is over $10,000 or by calling the Customer Service Department at (800) 647-7327, prior to 3 p.m. Eastern time, requesting the withdrawal. Withdrawals by telephone do not require a minimum account balance provided the fund's minimum investment is maintained.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

Check. Proceeds less than $50,000 may be mailed only to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price (NAV). All proceeds by check will normally be sent the following business day. A check is not available for telephone redemption requests in excess of $50,000. Requests must be in writing.

During periods of drastic economic or market changes, shareholders using this method may encounter delays.

Mail. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A signature guarantee will be required if:


1. Your address of record has changed within the past 60 days;
2. You are redeeming more than $50,000 worth of shares; or

3. You are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1. A broker or securities dealer, registered with a domestic stock exchange;
2. A federal savings, cooperative or other type of bank;
3. A savings and loan or other thrift institution;
4. A credit union; or
5. A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.



         Seller             Requirements for Written Requests
------------------------   ----------------------------------
Owner of individual,       o Letter of instruction, signed
joint, sole                by all persons authorized to
proprietorship, UGMA/      sign for the account stating
UTMA (custodial            general titles/capacity, exactly
accounts for minors)       as the account is registered; and
or general partner         o Signature guarantee, if
accounts                   applicable (see above).

Owners of corporate or     o Letter of instruction signed
association accounts       by authorized person(s), stating
                           capacity as indicated by the
                           corporate resolution;
                           o Corporate resolution, certified
                           within the past 90 days; and
                           o Signature guarantee, if
                           applicable (see above).

Owners or trustees of      o Letter of instruction, signed
trust accounts             by all trustees;
                           o If the trustees are not named
                           in the registration, please
                           provide a copy of the trust
                           document certified within the
                           past 60 days; and
                           o Signature guarantee, if
                           applicable (see above).

Joint tenancy              o Letter of instruction signed
shareholders whose         by surviving tenant(s);
co-tenants are             o Certified copy of the death
deceased                   certificate; and
                           o Signature guarantee, if
                           applicable (see above).

Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.

The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security. The SSgA Funds reserve the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

Distribution Services and Shareholder Servicing
Arrangements

The funds have adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the Investment Company Act of 1940. The Plan allows each fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of the funds average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

Pricing of Fund Shares

All of the funds determine the price per share once each business day at 4 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier. The price is computed by dividing the current value of the fund's assets, less its liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent.

All funds but the Money Market Fund value portfolio securities at market value. The funds value securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

The Money Market Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Dividends and Distributions

The Board of Trustees intends to declare and pay dividends as noted in the table below. Dividends will be paid from net investment income as follows:




                          Dividends
          Fund             Declared      Dividends Paid
          ----             --------      --------------
Money Market              Daily         Last business day
                                        of each month
Yield Plus                Daily         Last business
                                        day of each month
High Yield Bond           Quarterly     Quarterly
Bond Market               Quarterly     Quarterly
Matrix Equity             Quarterly     Quarterly
S&P 500 Index             Quarterly     Quarterly
Growth and Income         Quarterly     Quarterly
Intermediate              Quarterly     Quarterly
Active REIT               Monthly       Monthly
Aggressive Equity         Annually      Annually
IAM SHARES Fund           Quarterly     Quarterly
Special Equity            Annually      Annually
Small Cap                 Annually      Annually
International
   Growth
   Opportunities          Annually      Annually
Emerging Markets          Annually      Annually
Active International      Annually      Annually
Life Solutions
   Income and Growth      Annually      Annually
Life Solutions
   Balanced               Annually      Annually
Life Solutions Growth     Annually      Annually

The Board of Trustees intends to declare capital gain distributions annually, generally in mid-October. Distributions will be declared from net short- and long-term capital gains, if any. It is intended that an additional distribution may be declared and paid in December if required for the funds to avoid the imposition of a 4% federal excise tax on undistributed capital gains. The Money Market Fund does not expect any material long-term capital gains or losses.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

In addition, the Life Solutions funds receive capital gain distributions from the Underlying funds. Capital gain distributions may be expected to vary considerably from time to time.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Fund mailings to an investor, or if a check remains uncashed for at least six months, the cash election will be changed automatically and the future dividends and other distributions will be reinvested in additional shares of the relevant Fund until the investor notifies the SSgA funds in writing of the correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks shall be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Except for the Money Market Fund, any dividend or capital gain distribution paid by a fund shortly after a purchase of shares will reduce the per share net asset value of a fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.

Distribution Option. Investors can choose from four different distribution options as indicated on the account Application:

o Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If the investor does not indicate a choice on the Application, this option will be automatically assigned.

o Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

o Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

o Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

Please note that dividends will not be paid until the last business day of the month even if an account closes during the month. If the account, at the end of the month, has a zero balance due to a redemption, the dividend will automatically be sent as a check to the address of record regardless of distribution option.

For dividends declared daily and paid monthly, the proceeds will be wired (if that option is elected) to a pre-designated bank on the first business day of the following month in which the dividend is payable. You should verify with the receiving bank, as it may charge a fee to accept this wire. Direct deposits through the ACH are transmitted to the investor's bank account two days after the payable date of the distributions and generally are not charged a fee by a bank.

For dividends declared either quarterly or annually, the proceeds may be transmitted (if that option is elected) by direct deposit through ACH. ACH will transmit the proceeds to the pre-designated bank account by the payable date. If you chose Cash Option and requested a check, the check will be mailed to you. Proceeds from a dividend or capital gains will not be wired in federal funds to a bank.

Taxes

The following discussion is only a summary of certain federal income tax issues generally affecting the funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in a fund with the investor's tax advisor.

Each fund intends to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, no fund will be subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders. The Board intends to distribute each year substantially all of the funds' net investment income and net capital gain.

Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares. The Life Solutions Funds may incur additional capital gains on the sale of their investments in the Underlying Funds if the Life Solutions Funds rebalance their portfolios.

Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

The sale or exchange of fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

With respect to the Money Market Fund, no capital gain or loss for a shareholder is anticipated because the fund seeks to maintain a stable $1.00 per share net asset value.

Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed. Shareholders of a Fund will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign Income Taxes. Investment income received by any fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle a fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

Foreign shareholders of any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

If more than 50% in value of any of the International Growth, Emerging Markets and Active International Funds' total assets at the close of any taxable year consists of securities of foreign corporations, a fund may file an election with the Internal Revenue Service (the "Foreign Election") that would permit shareholders to take a credit (or a deduction) for foreign income taxes paid by a fund. The fund may be subject to certain holding period requirements relative to securities held in order to take advantage of this credit. If the Foreign Election is made, shareholders would include in their gross income both dividends received from a fund and foreign income taxes paid by a fund. Shareholders of a fund would be entitled to treat the foreign income taxes withheld as a credit against their United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, shareholders could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that a fund will qualify to make the Foreign Election; however, a fund cannot be certain that it will be eligible to make such an election or that any particular shareholder will be eligible for the foreign tax credit.

                        INFORMATION REGARDING STANDARD &
                               POOR'S CORPORATION

"Standard & Poor's," "S&P," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's and have been licensed for use by SSgA Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the fund regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the fund is the licensing of the trademarks and tradenames of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the fund. Standard & Poor's has no obligation to take the needs of the shareholders of the fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the fund.

Standard & Poor's does not guarantee the accuracy and/or the completeness of the index or any data included therein and standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the fund or the shareholders of the fund or any other person or entity from the use of the index or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits) even if notified of the possibility of such damages.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years (or since inception if a fund has been offered for less than 5 years). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the funds' financial statements, are included in the annual reports, which are available upon request by calling the Distributor at 1-800-647-7327.

Money Market Fund

                                                                      Fiscal Years Ended August 31,
                                              -----------------------------------------------------------------------------
                                                   1999             1998            1997            1996           1995
NET ASSET VALUE, BEGINNING OF PERIOD           $    1.0000      $   1.0000      $   1.0000      $   1.0000      $   1.0000
                                               -----------      ----------      ----------      ----------      ----------
INCOME FROM OPERATIONS:
 Net investment income                               .0476           .0528           .0516           .0524           .0538
DISTRIBUTIONS:
 Dividends from net investment income               (.0476)         (.0528)         (.0516)         (.0524)         (.0538)
                                               -----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                 $    1.0000      $   1.0000      $   1.0000      $   1.0000      $   1.0000
                                               ===========      ==========      ==========      ==========      ==========
TOTAL RETURN (%)                                      4.86            5.41            5.28            5.36            5.52
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($000 omitted)       10,084,283       5,477,326       4,278,165       3,475,409       2,752,895
 Ratios to average net assets (%):
  Operating expenses                                   .40             .41             .39             .39             .39
  Net investment income                               4.74            5.28            5.17            5.20            5.37

Yield Plus Fund

                                                                         Fiscal Years Ended August 31,
                                                     ---------------------------------------------------------------------
                                                         1999          1998          1997          1996           1995
                                                     -----------   -----------   -----------   -----------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   9.97      $  10.01      $  10.00      $  10.00      $     9.99
                                                      --------      --------      --------      --------      ----------
INCOME FROM OPERATIONS:
 Net investment income                                     .54           .57           .54           .56             .56
 Net realized and unrealized gain (loss)                  (.07)         (.04)          .01            --             .02
                                                      --------      --------      --------      --------      ----------
  Total From Operations                                    .47           .53           .55           .56             .58
                                                      --------      --------      --------      --------      ----------
DISTRIBUTIONS:
 Dividends from net investment income                     (.54)         (.57)         (.54)         (.56)           (.56)
 Dividends from net realized gain on investments            --            --            --            --            (.01)
                                                      --------      --------      --------      --------      ----------
  Total Distributions                                     (.54)         (.57)         (.54)         (.56)           (.57)
                                                      --------      --------      --------      --------      ----------
NET ASSET VALUE, END OF PERIOD                        $   9.90      $   9.97      $  10.01      $  10.00      $    10.00
                                                      ========      ========      ========      ========      ==========
TOTAL RETURN(%)                                           4.67          5.40          5.67          5.73            6.01
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($000 omitted)              525,494       672,465       840,055       933,485       1,447,097
 Ratios to average net assets (%):
  Operating expenses                                       .41           .41           .38           .36             .38
  Net investment income                                   5.29          5.66          5.42          5.59            5.64
 Portfolio turnover rate (%)                            167.12        249.10         92.38         97.05          199.69

-----------
(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

Intermediate Fund

                                                                      Fiscal Years Ended August 31,
                                                     ---------------------------------------------------------------
                                                         1999         1998         1997         1996         1995
                                                     -----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.04      $  9.76      $  9.57      $  9.72      $  9.37
                                                      --------      -------      -------      -------      -------
INCOME FROM OPERATIONS:
 Net investment income(1)                                  .49          .53          .54          .53          .56
 Net realized and unrealized gain (loss)                  (.35)         .28          .20         (.14)         .34
                                                      --------      -------      -------      -------      -------
  Total From Operations                                    .14          .81          .74          .39          .90
                                                      --------      -------      -------      -------      -------
DISTRIBUTIONS:
 Dividends from net investment income                     (.51)        (.53)        (.55)        (.54)        (.55)
 Dividends from net realized gain on investments          (.16)          --           --           --           --
                                                      --------      -------      -------      -------      -------
  Total Distributions                                     (.67)        (.53)        (.55)        (.54)        (.55)
                                                      --------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                        $   9.51      $ 10.04      $  9.76      $  9.57      $  9.72
                                                      ========      =======      =======      =======      =======
TOTAL RETURN (%)                                          1.36         8.64         8.00         4.12        10.05
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($000 omitted)               71,550       76,691       53,834       41,518       33,893
 Ratios to average net assets (%):
  Operating expenses, net(2)                               .60          .60          .60          .60          .60
  Operating expenses, gross(2)                            1.11         1.13         1.30         1.38         1.67
  Net investment income                                   5.02         5.51         5.78         5.57         6.29
 Portfolio turnover (%)                                 304.47       244.58       242.76       221.73        26.31

-----------
(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  See Note 4 of the Annual Report for current period amounts.

Bond Market Fund

                                                             Fiscal Years/Period Ended August 31,
                                                     ----------------------------------------------------
                                                         1999          1998         1997         1996++
                                                     -----------   -----------   ----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.35      $   9.97      $  9.63      $  10.00
                                                      --------      --------      -------      --------
INCOME FROM OPERATIONS:
 Net investment income(1)                                  .54           .55          .53           .27
 Net realized and unrealized gain (loss)                  (.52)          .40          .35          (.49)
                                                      --------      --------      -------      --------
  Total Income From Operations                             .02           .95          .88          (.22)
                                                      --------      --------      -------      --------
DISTRIBUTIONS:
 Dividends from net investment income                     (.54)         (.54)        (.54)         (.15)
 Dividends from net realized gain on investments          (.20)         (.03)          --            --
                                                      --------      --------      -------      --------
  Total Distributions                                     (.74)         (.57)        (.54)         (.15)
                                                      --------      --------      -------      --------
NET ASSET VALUE, END OF PERIOD                        $   9.63      $  10.35      $  9.97      $   9.63
                                                      ========      ========      =======      ========
TOTAL RETURN (%)(2)                                        .07          9.86         9.47         (2.19)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period ($000 omitted)              269,284       190,151       87,670        29,015
 Ratios to average net assets (%)(3):
  Operating expenses, net(4)                               .50           .48          .50           .63
  Operating expenses, gross(4)                             .50           .52          .74           .93
  Net investment income                                   5.50          5.74         6.05          5.66
 Portfolio turnover (%)(3)                              327.83        300.77       375.72        253.30

-----------
++ For the period February 7, 1996 (commencement of operations) to August 31, 1996.

(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1996 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

High Yield Bond Fund

                                                Fiscal Years/Periods
                                                  Ended August 31,
                                              ------------------------
                                                 1999         1998++
                                              ----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 9.90      $  10.00
                                               -------      --------
INCOME FROM OPERATIONS:
 Net investment income(1)                          .78           .18
 Net realized and unrealized gain (loss)           .30          (.24)
                                               -------      --------
  Total Income Investment Operations              1.08          (.06)
                                               -------      --------
DISTRIBUTIONS:
 Dividends from net investment income             (.66)         (.04)
                                               -------      --------
NET ASSET VALUE, END OF PERIOD                 $ 10.32      $   9.90
                                               =======      ========
TOTAL RETURN (%)(2)                              11.21          (.59)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period ($000 omitted)       34,847        11,908
 Ratios to average net assets (%)(3):
  Operating expenses, net(4)                       .65           .65
  Operating expenses, gross(4)                     .87          1.66
  Net investment income                           7.97          6.38
 Portfolio turnover (%)                         234.31        173.64

-----------
+    For the period May 5, 1998 (commencement of operations) to August 31, 1998.

(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1998 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

(5) The ratio for the period ended August 31, 1998 has not been annualized due to the fund's short period of operations.

Growth and Income Fund

                                                                        Fiscal Years Ended August 31,
                                                     -------------------------------------------------------------------
                                                         1999          1998          1997          1996          1995
                                                     -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  18.10      $  18.08      $  13.36      $  11.95      $  10.51
                                                      --------      --------      --------      --------      --------
INCOME FROM OPERATIONS:
 Net investment income(1)                                  .09           .11           .12           .15           .18
 Net realized and unrealized gain (loss)                  6.79          1.83          5.18          1.46          1.44
                                                      --------      --------      --------      --------      --------
  Total Income From Operations                            6.88          1.94          5.30          1.61          1.62
                                                      --------      --------      --------      --------      --------
DISTRIBUTIONS:
 Dividends from net investment income                     (.09)         (.11)         (.14)         (.16)         (.18)
 Dividends from net realized gain on investments         (2.36)        (1.81)         (.44)         (.04)           --
                                                      --------      --------      --------      --------      --------
  Total Distributions                                    (2.45)        (1.92)         (.58)         (.20)         (.18)
                                                      --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                        $  22.53      $  18.10      $  18.08      $  13.36      $  11.95
                                                      ========      ========      ========      ========      ========
TOTAL RETURN (%)                                         41.55         10.93         40.95         13.57         15.66
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period ($000 omitted)              291,716       111,626        71,736        55,823        43,884
 Ratios to average net assets (%):
  Operating expenses, net(2)                              1.03           .95           .95           .95           .95
  Operating expenses, gross(2)                            1.11          1.14          1.21          1.40          1.61
  Net investment income                                    .41           .57           .82          1.15          1.72
 Portfolio turnover (%)                                  72.27         66.44         29.88         38.34         39.32

-----------

(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  See Note 4 of the Annual Report for current period amounts.

S&P 500 Index Fund

                                                                          Fiscal Years Ended August 31,
                                                    -------------------------------------------------------------------------
                                                         1999            1998            1997           1996          1995
                                                    -------------   -------------   -------------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    19.42      $    18.96      $    14.41      $  12.81      $  10.89
                                                     ----------      ----------      ----------      --------      --------
INCOME FROM OPERATIONS:
 Net investment income(1)                                   .29             .31             .32           .32           .29
 Net realized and unrealized gain (loss)                   6.74            1.18            5.22          1.98          1.95
                                                     ----------      ----------      ----------      --------      --------
  Total From Operations                                    7.03            1.49            5.54          2.30          2.24
                                                     ----------      ----------      ----------      --------      --------
DISTRIBUTIONS:
 Dividends from net investment income                      (.29)           (.32)           (.32)         (.31)         (.29)
 Dividends from net realized gain on investment           (2.42)           (.71)           (.67)         (.39)         (.03)
                                                     ----------      ----------      ----------      --------      --------
  Total Distributions                                     (2.71)          (1.03)           (.99)         (.70)         (.32)
                                                     ----------      ----------      ----------      --------      --------
NET ASSET VALUE, END OF PERIOD                       $    23.74      $    19.42      $    18.96      $  14.41      $  12.81
                                                     ==========      ==========      ==========      ========      ========
TOTAL RETURN (%)                                          39.52            7.91           40.30         18.46         21.11
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($000 omitted)             2,673,963       1,615,913       1,299,571       704,683       545,200
 Ratios to average net assets (%):
  Operating expenses, net(2)                                .18             .17             .16           .18           .19
  Operating expenses, gross(2)                              .28             .27             .26           .28           .29
  Net investment income                                    1.29            1.50            2.00          2.32          2.76
 Portfolio turnover (%)                                   13.80           26.17            7.54         28.72         38.56

-----------

(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  See Note 4 of the Annual Report for current period amounts.

Matrix Equity Fund

                                                                        Fiscal Years Ended August 31,
                                                     -------------------------------------------------------------------
                                                         1999          1998          1997          1996          1995
                                                     -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.68      $  18.41      $  14.13      $  13.93      $  12.06
                                                      --------      --------      --------      --------      --------
INCOME FROM OPERATIONS:
 Net investment income(1)                                  .09           .17           .21           .24           .28
 Net realized and unrealized gain (loss)                  4.42           .29          5.43          1.64          1.93
                                                      --------      --------      --------      --------      --------
  Total Income From Operations                            4.51           .46          5.64          1.88          2.21
                                                      --------      --------      --------      --------      --------
DISTRIBUTIONS:
 Dividends from net investment income                     (.10)         (.19)         (.22)         (.24)         (.28)
 Dividends from net realized gain on investments         (2.58)        (3.00)        (1.14)        (1.44)         (.06)
                                                      --------      --------      --------      --------      --------
  Total Distributions                                    (2.68)        (3.19)        (1.36)        (1.68)         (.34)
                                                      --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                        $  17.51      $  15.68      $  18.41      $  14.13      $  13.93
                                                      ========      ========      ========      ========      ========
TOTAL RETURN (%)                                         32.83          2.09         42.75         14.67         18.81
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($000 omitted)              557,029       445,077       429,397       261,888       198,341
 Ratios to average net assets (%):
  Operating expenses, net(2)                               .78           .69           .58           .66           .68
  Operating expenses, gross(2)                             .94           .97           .96          1.04          1.06
  Net investment income                                    .52           .97          1.33          1.76          2.25
 Portfolio turnover (%)                                 130.98        133.63        117.27        150.68        129.98

-----------

(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  See Note 4 of the Annual Report for current period amounts.

Small Cap Fund

                                                                        Fiscal Years Ended August 31,
                                                     -------------------------------------------------------------------
                                                         1999          1998          1997          1996         1995*
NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.96      $  22.11      $  17.44      $  14.42      $  11.88
                                                      --------      --------      --------      --------      --------
INCOME FROM OPERATIONS:
 Net investment income(1)                                  .03           .02           .03           .04           .13
 Net realized and unrealized gain (loss)                  1.78         (4.54)         5.87          3.25          3.19
                                                      --------      --------      --------      --------      --------
  Total Income From Operations                            1.81         (4.52)         5.90          3.29          3.32
                                                      --------      --------      --------      --------      --------
DISTRIBUTIONS:
 Dividends from net investment income                     (.02)         (.04)         (.01)         (.07)         (.15)
 Dividends from net realized gain on investments            --         (1.59)        (1.22)         (.20)         (.63)
                                                      --------      --------      --------      --------      --------
  Total Distributions                                     (.02)        (1.63)        (1.23)         (.27)         (.78)
                                                      --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                        $  17.75      $  15.96      $  22.11      $  17.44      $  14.42
                                                      ========      ========      ========      ========      ========
TOTAL RETURN (%)                                         11.35        (22.32)        35.85         23.14         30.04
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period ($000 omitted)              352,013       344,630       149,808        55,208        23,301
 Ratios to average net assets (%):
  Operating expenses, net                                 1.07          1.04          1.00          1.00           .97
  Operating expenses, gross                               1.07          1.04          1.09          1.18          1.58
  Net investment income                                    .17           .10           .18           .26           .81
 Portfolio turnover (%)                                 110.82         86.13        143.79         76.85        192.88

-----------

* Prior to November 22, 1994, the fund was passively managed as the S&P Midcap Index Fund. Effective November 23, 1994, the fund increased the management fee from .20% to .75% of its average daily net assets.

(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

Special Equity Fund

                                                 Fiscal Year/Period
                                                  Ended August 31,
                                              ------------------------
                                                 1999         1998++
                                              ----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD           $  7.17      $  10.00
                                               -------      --------
INCOME FROM OPERATIONS:
 Net investment income(1)                           --           .01
 Net realized and unrealized gain (loss)          2.01         (2.84)
                                               -------      --------
  Total Income From Operations                    2.01         (2.83)
                                               -------      --------
DISTRIBUTIONS
 Dividends from net investment income             (.01)           --
                                               -------      --------
NET ASSET VALUE, END OF PERIOD                 $  9.17      $   7.17
                                               =======      ========
TOTAL RETURN (%)(2)                              28.06        (28.30)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period ($000 omitted)       10,621        13,146
 Ratios to average net assets (%)(3):
  Operating expenses, net(4)                      1.10          1.10
  Operating expenses, gross(4)                    1.57          1.55
  Net investment income                            .01           .24
 Portfolio turnover (%)(3)                      211.30         88.36

-----------

++   For the period May 1, 1998 (commencement of operations) to August 31, 1998.

(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1998 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

Tuckerman Active REIT Fund

                                                 Fiscal Year/Period
                                                  Ended August 31,
                                              ------------------------
                                                 1999         1998++
                                              ----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD           $  8.17      $  10.00
                                               -------      --------
INCOME FROM OPERATIONS:
 Net investment income(1)                          .50           .15
 Net realized and unrealized gain (loss)          (.01)        (1.94)
                                               -------      --------
  Total Income From Operations                     .49         (1.79)
                                               -------      --------
DISTRIBUTIONS:
 Dividends from net investment income             (.58)         (.04)
                                               -------      --------
NET ASSET VALUE, END OF PERIOD                 $  8.08      $   8.17
                                               =======      ========
TOTAL RETURN (%)(2)                               6.09        (17.99)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period ($000 omitted)       45,528        18,458
 Ratios to average net assets (%)(3):
  Operating expenses, net(4)                      1.00          1.00
  Operating expenses, gross(4)                    1.09          1.38
  Net investment income                           6.25          5.21
 Portfolio turnover (%)(3)                       60.13         17.36

-----------

++   For the period May 1, 1998 (commencement of operations) to August 31, 1998.

(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1998 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

Aggressive Equity Fund

                                                  Fiscal
                                               Period Ended
                                                August 31,
                                              -------------
                                                  1999++
                                              -------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  10.00
                                                --------
INCOME FROM OPERATIONS:
 Net investment loss(1)                             (.04)
 Net realized and unrealized gain (loss)            2.77
                                                --------
  Total Income From Operations                      2.73
                                                --------
NET ASSET VALUE, END OF PERIOD                  $  12.73
                                                ========
TOTAL RETURN (%)(2)                                27.30
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period ($000 omitted)          7,185
 Ratios to average net assets (%)(3):
  Operating expenses, net(4)                        1.10
  Operating expenses, gross(4)                      2.07
  Net investment loss                               (.50)
 Portfolio turnover rate (%)(2)                   179.56

-----------

++ For the period December 30, 1998 (commencement of operations) to August 31, 1999.

(1)  Average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1999 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

IAM SHARES Fund

                                                  Fiscal
                                               Period Ended
                                                August 31,
                                              -------------
                                                  1999++
                                              -------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  10.00
                                                --------
INCOME FROM OPERATIONS:
 Net investment income(1)                            .02
 Net realized and unrealized gain (loss)             .12
                                                --------
  Total Income From Operations                       .14
                                                --------
NET ASSET VALUE, END OF PERIOD                  $  10.14
                                                --------
TOTAL RETURN (%)(2)                                 1.40
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period ($000 omitted)         60,316
 Ratios to average net assets (%)(3):
  Operating expenses, net(4)                         .65
  Operating expenses, gross(4)                       .67
  Net investment income                              .72
 Portfolio turnover (%)(5)                            --

-----------

++   For the period June 2, 1999 (commencement of operations) to August 31,
     1999.

(1)  Average month-end shares were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1999 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

(5)  This rate is not meaningful due to the fund's short period of operation.

Emerging Markets Fund

                                                                       Fiscal Years Ended August 31,
                                                    -------------------------------------------------------------------
                                                        1999          1998          1997          1996          1995
                                                    -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   6.52      $  12.33      $  10.87      $  10.30      $  11.45
                                                     --------      --------      --------      --------      --------
INCOME FROM OPERATIONS:
 Net investment income(1)                                 .15           .18           .12           .11           .14
 Net realized and unrealized gain (loss)                 4.07         (5.58)         1.51           .68         (1.19)
                                                     --------      --------      --------      --------      --------
  Total From Investment Operations                       4.22         (5.40)         1.63           .79         (1.05)
                                                     --------      --------      --------      --------      --------
DISTRIBUTIONS:
 Dividends from net investment income                    (.27)         (.15)         (.11)         (.12)         (.10)
 Dividends from net realized gain on investment            --          (.26)         (.06)         (.10)           --
                                                     --------      --------      --------      --------      --------
  Total Distributions                                    (.27)         (.41)         (.17)         (.22)         (.10)
                                                     --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                       $  10.47      $   6.52      $  12.33      $  10.87      $  10.30
                                                     ========      ========      ========      ========      ========
TOTAL RETURN (%)                                        66.41        (45.36)        15.12          7.83         (9.28)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period ($000 omitted)             335,655       206,370       252,708       120,216        68,385
 Ratios to average net assets (%):
  Operating expenses, net(2)                             1.25          1.25          1.25          1.28          1.50
  Operating expenses, gross                              1.34          1.38          1.51          1.67          1.90
  Net investment income                                  1.78          1.85          1.07          1.10          1.74
 Portfolio turnover (%)                                 39.64         38.94         15.00          4.36         19.77

-----------

(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  See Note 4 of the Annual Report for current period amounts.

Active International Fund

                                                                    Fiscal Years/Period Ended August 31,
                                                     ------------------------------------------------------------------
                                                        1999          1998          1997          1996         1995++
                                                     ----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  9.24      $  10.85      $  10.96      $  10.89      $  10.00
                                                      -------      --------      --------      --------      --------
INCOME FROM OPERATIONS:
 Net investment income(1)                                 .12           .16           .10           .36           .03
 Net realized and unrealized gain (loss)                 2.09         (1.13)          .03           .28           .86
                                                      -------      --------      --------      --------      --------
  Total Income From Operations                           2.21          (.97)          .13           .64           .89
                                                      -------      --------      --------      --------      --------
DISTRIBUTIONS:
 Dividends from net investment income                    (.39)         (.15)         (.18)         (.57)           --
 Dividends from net realized gain on investments         (.69)         (.49)         (.06)           --            --
                                                      -------      --------      --------      --------      --------
  Total Distributions                                   (1.08)         (.64)         (.24)         (.57)           --
                                                      -------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                        $ 10.37      $   9.24      $  10.85      $  10.96      $  10.89
                                                      =======      ========      ========      ========      ========
TOTAL RETURN (%)(2)                                     26.88         (9.50)         1.17          6.22          8.90
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period ($000 omitted)              99,916        76,565        83,930        54,595        25,186
 Ratios to average net assets (%)(3):
  Operating expenses, net(4)                             1.00          1.00          1.00          1.00          1.79
  Operating expenses, gross(4)                           1.37          1.29          1.40          1.47          2.56
  Net investment income                                  1.30          1.23          1.12          1.16          1.11
 Portfolio turnover rate (%)(3)                         62.02         74.79         48.29         22.02          7.17

-----------
++   For the period March 7, 1995 (commencement of operations) to August 31,
     1995.

(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1995 are annualized.

(4)  See Note 4 of the Annual Repor for current period amounts.

International Growth Opportunities Fund

                                                 Fiscal Year/Period
                                                  Ended August 31,
                                              ------------------------
                                                 1999         1998++
                                              ----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD           $  8.42      $  10.00
                                               -------      --------
INCOME FROM OPERATIONS:
 Net investment income(1)                          .11           .03
 Net realized and unrealized gain (loss)          2.83        ( 1.61)
                                               -------      --------
  Total Income From Operations                    2.94        ( 1.58)
                                               -------      --------
DISTRIBUTIONS:
 Dividends from net investment income             (.05)           --
                                               -------      --------
NET ASSET VALUE, END OF PERIOD                 $ 11.31      $   8.42
                                               =======      ========
TOTAL RETURN (%)(2)                              35.08        (15.80)
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($000 omitted)       53,416        22,966
 Ratios to average net assets (%)(3):
  Operating expenses, net(4)                      1.10          1.10
  Operating expenses, gross(4)                    1.30          1.66
  Net investment income                           1.16          1.27
 Portfolio turnover (%)(3)                       39.19         17.24

-----------

++   For the period May 1, 1998 (commencement of operations) to August 31, 1998.

(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1998 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

Life Solutions Income and Growth Fund

                                                      Fiscal Years/Period Ended August 31,
                                                     ---------------------------------------
                                                         1999          1998         1997++
                                                     -----------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  12.65      $  12.93      $  12.68
                                                      --------      --------      --------
INCOME FROM OPERATIONS:
 Net investment income(1)                                  .44           .46            --
 Net realized and unrealized gain (loss)                   .95          (.01)          .25
                                                      --------      --------      --------
  Total Income From Operations                            1.39           .45           .25
                                                      --------      --------      --------
DISTRIBUTIONS:
 Dividends from net investment income                     (.61)         (.41)           --
 Dividends from net realized gain on investments          (.50)         (.32)           --
                                                      --------      --------      --------
  Total Distributions                                    (1.11)         (.73)           --
                                                      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                           12.93      $  12.65      $  12.93
                                                      ========      ========      ========
TOTAL RETURN (%)(2)                                      11.27          3.53          1.97
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($000 omitted)               25,742        23,771        13,979
 Ratios to average net assets (%)(3):
  Operating expenses, net(4)                               .45           .45           .35
  Operating expenses, gross(4)                             .50           .72          1.14
  Net investment income                                   3.37          3.00           .16
 Portfolio turnover (%)(3)                               93.34         93.28        106.68

-----------

++   For the period July 1, 1997 (commencement of operations) to August 31,
     1997.

(1) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1997 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

Life Solutions Balanced Fund

                                                      Fiscal Years/Period Ended August 31,
                                                     ---------------------------------------
                                                         1999          1998         1997++
                                                     -----------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  12.95      $  13.98      $  13.69
                                                      --------      --------      --------
INCOME FROM OPERATIONS:
 Net investment income(1)                                  .38           .50            --
 Net realized and unrealized gain (loss)                  1.84          (.45)          .29
                                                      --------      --------      --------
  Total Income From Operations                            2.22           .05           .29
                                                      --------      --------      --------
DISTRIBUTIONS:
 Dividends from net investment income                     (.61)         (.56)           --
 Dividends from net realized gain on investments          (.76)         (.52)           --
                                                      --------      --------      --------
  Total Distributions                                    (1.37)        (1.08)           --
                                                      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                        $  13.80      $  12.95      $  13.98
                                                      ========      ========      ========
TOTAL RETURN (%)(2)                                      17.89           .33          2.12
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($000 omitted)               99,092        90,804        47,003
 Ratios to average net assets (%)(3):
  Operating expenses, net(4)                               .28           .36           .35
  Operating expenses, gross(4)                             .28           .36           .49
  Net investment income                                   2.83          2.07           .07
 Portfolio turnover (%)(3)                               51.09        101.40         51.61

-----------

++   For the period July 1, 1997 (commencement of operations) to August 31,
     1997.

(1) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1997 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

Life Solutions Growth Fund

                                                      Fiscal Years/Period Ended August 31,
                                                     ---------------------------------------
                                                         1999          1998         1997++
                                                     -----------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  13.02      $  14.79      $  14.44
                                                      --------      --------      --------
INCOME FROM OPERATIONS:
 Net investment income(1)                                  .26           .38            --
 Net realized and unrealized gain (loss)                  2.81          (.75)          .35
                                                      --------      --------      --------
  Total Income From Operations                            3.07          (.37)          .35
                                                      --------      --------      --------
DISTRIBUTIONS:
 Dividends from net investment income                     (.55)         (.71)           --
 Dividends from net realized gain on investments          (.92)         (.69)           --
                                                      --------      --------      --------
  Total Distributions                                    (1.47)        (1.40)           --
                                                      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                        $  14.62      $  13.02      $  14.79
                                                      ========      ========      ========
TOTAL RETURN (%)(2)                                      24.72        (2.68)         2.42
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period ($000 omitted)               65,018        53,432        43,603
 Ratios to average net assets (%)(3):
  Operating expenses, net(4)                               .38           .41           .35
  Operating expenses, gross(4)                             .38           .41           .54
  Net investment income                                   1.89          1.52           .09
 Portfolio turnover (%)(3)                               43.15         67.66         39.49

-----------

++   For the period July 1, 1997 (commencement of operations) to August 31,
     1997.

(1) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.

(2)  Periods less than one year are not annualized.

(3)  The ratios for the period ended August 31, 1997 are annualized.

(4)  See Note 4 of the Annual Report for current period amounts.

                  ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

A Statement of Additional Information includes additional information about each fund. The Statements of Additional Information are incorporated into this prospectus by reference.

Additional information about each fund's investments is available in each fund's annual and semi-annual reports to shareholders. In each fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year. The Statements of Additional Information and each fund's annual and semi-annual reports are available, without charge, upon request. To request a Statement of Additional Information, a fund's annual or semi-annual report, other information about a fund or to make any shareholder inquiry, please contact the SSgA Funds at:

                        Russell Fund Distributors, Inc.
                            One International Place
                          Boston, Massachusetts 02110
                                (800) 997-7327

You also can review and copy information about the fund, including the Statement of Additional Information, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling (800) SEC-0330. Copies also may be obtained, upon payment of a duplicating fee, by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-6009. The SEC also maintains a website (www.sec.gov) that contains the Statement of Additional Information and other information about the Funds. You may also access the SSgA Funds online at www.ssgafunds.com.

SSgA Funds' Investment Company Act File No. 811-5430